Exhibit 10.21

LAND COURT	REGULAR SYSTEM

AFTER RECORDATION, RETURN BY MAIL (    ) PICKUP (X):

Bays Lung Rose & Holma [BWH]

700 Bishop St., Ste. 900

Honolulu, HI 96813

Tel.: (808) 523-9000

TITLE OF DOCUMENT:

PURCHASE-MONEY MORTGAGE, SECURITY AGREEMENT,

AND FINANCING STATEMENT

PARTIES TO DOCUMENT:

“Mortgagor”:	Aina Le’a, Inc., a Delaware corporation, with a mailing address of 201 Waikoloa Beach Drive #2F17, Waikoloa, HI 96738

“Mortgagee”:	Bridge Aina Le’a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, PMB 29, Saipan, MP 96950
Tax Map Key Nos.:	(3) 6-8-001-038; and	This document contains pages
(3) 6-8-001-039

This Purchase-Money Mortgage, Security Agreement, and Financing Statement (“Mortgage”) is made by Mortgagor in favor of Mortgagee and is effective as of November 17, 2015 (“Effective Date”).

Immediately preceding Mortgagor’s execution and delivery of this Mortgage, Mortgagee conveyed the real property described in Exhibit A attached to this Mortgage (“Land”) to Mortgagor pursuant to a Purchase and Sale Agreement for Residential Property at Aina Le’a between Mortgagor and Mortgagee dated October 16, 2015 (“PSA”).

Pursuant to the PSA: (a) Mortgagee is making a purchase-money loan to mortgagor in the principal amount of $14,000,000.00 USD (“Loan”) to enable Mortgagor to purchase the Land; and (b) Mortgagor is delivering a Promissory Note in the amount of and evidencing the Loan to Mortgagee (“Note”). In this Mortgage, the term “Note” includes all extensions, renewals, and replacements of the Note, if any.

Pursuant to the PSA and concurrently with the execution and delivery of this Mortgage, Mortgagor and Mortgagee are also entering into an Agreement Regarding Easements and Utilities pertaining to the real property designated as Tax Map Key Nos. (3) 6-8-001-025, -036, -037, -038, -039, -040, and -069 (“Easements/Utilities Agreement”), and an Ouli Wells Lease pertaining to the real property designated as Tax Map Key Nos. (3) 6-2-001-038, -039, -087, -088, and -089 (“Ouli Wells Lease”), both of which are dated as of the Effective Date and are being recording in the Bureau of Conveyances of the State of Hawaii immediately following this Mortgage.

To induce Mortgagee to make the Loan, Mortgagor wishes to make this Mortgage in favor of Mortgagee.

Therefore, Mortgagor agrees as follows:

1. Grant of Security Interest.

(a) Subject to Mortgagee’s obligation to release this Mortgage as described below, Mortgagor grants, bargains, sells, conveys, assigns, transfers, mortgages, sets over, grants a security interest in, and delivers to Mortgagee all of the Mortgaged Properties to secure repayment and performance of the Note, the PSA, this Mortgage, the Easements/Utilities Agreement, and all other instruments and loan documents made by Mortgagor related to the Loan (collectively, “Loan Documents”), including but not limited to the repayment of any future or additional advances or costs which Mortgagee may make or incur under the Loan Documents. Notwithstanding the foregoing and subject to the Loan Documents and until the occurrence of a Material Default, Mortgagor may use and possess the Mortgaged Properties and use and receive the tolls, rents, issues, profits, revenues, and other income from the Mortgaged Properties.

(b) Mortgagee will release this Mortgage only as to the portion of the Mortgaged Properties currently designated (as of the Effective Date) as Tax Map Key No. (3) 6-8-001-038, Lot B-1-A (“Makai Parcel”), if:

(1) Mortgagor pays $5,000,000.00 USD of the principal amount of the Loan, along with all service fees, payoff-statement fees, late charges, advances, and any other fees, costs, expenses, and charges due under the Loan Documents together with interest under the Note accrued up to that point;

(2) Mortgagor has either:

(A) met all the following requirements (collectively, “Bond-Alternative Requirements”): (i) Mortgagor has performed all Mortgagor’s obligations under the Easements/Utilities Agreement with respect to constructing all portions of the Sewer System (including a Treatment Facility capable of supporting a 250,000 square-foot gross leasable area Commercial Property use), Water System, and Additional Utility Systems to the boundary of the Commercial Property, sufficient to service the Commercial Property and capable of supporting the Commercial-Property Estimated Use (as the foregoing capitalized terms are defined in the Easements/Utilities Agreement) in each instance (collectively, “Commercial-Boundary Construction”); (ii) the Commercial-Boundary Construction has been completed in compliance with the Easements/Utilities Agreement (including but not limited to the requirements imposed by the Construction Standards Section of the Easements/Utilities Agreement); and (iii) Mortgagor has performed all Mortgagor’s obligations under the Utility Services Section of the Easements/Utilities Agreement; or

(B) obtained a bond naming Mortgagee, and the County of Hawaii (if appropriate), as obligee for performance of the Bond-Alternative Requirements by the deadline imposed by the Easements/Utilities Agreement from a reputable United States-based bonding company reasonably satisfactory to Mortgagee in the amount of the estimated cost of the then-remaining Bond-Alternative Requirements (including for performance, materials, labor, and any other associated costs), the estimated amount of which must be reasonably approved by Mortgagee, plus 10% (the foregoing requirements, “Bond Requirements”);

(3) Mortgagor is not then in actual (as compared to anticipatory) breach or default of any of its obligations under the Loan Documents or the Easement Grants (as that term is defined in the Easements/Utilities Agreement); and

(4) Mortgagor pays all costs to release this Mortgage as to the Makai Parcel.

(c) Mortgagee will release this Mortgage as to the entire Mortgaged Properties if:

(1) the total amount of all amounts owed under and secured by the Note (“Debt”) is paid to Mortgagee;

(2) Mortgagor has either: (A) performed all of the Bond-Alternative Requirements; or (B) obtained a bond meeting the Bond Requirements;

(3) Mortgagor is not then in actual (as compared to anticipatory) breach or default of any of its obligations under the Loan Documents or the Easement Grants; and

(4) Mortgagor pays all costs to release this Mortgage.

(d) The “Mortgaged Properties” means, subject to any encumbrances described in Exhibit A attached to this Mortgage, the Land, and all of Mortgagor’s right, title, and interest in the:

(1) buildings, structures, and other improvements of any nature whatsoever, including fixtures thereunto attached, now or in the future located or constructed on the Land, whether now or hereafter acquired (“Improvements”) (Land and Improvements collectively, “Premises”);

(2) rights and entitlements to the Premises and any architectural or engineering renderings, models, plans, specifications, building permits, zoning approvals, project approvals, licenses, plans, products, analysis, reports, work product, and intellectual property related to the Premises or the development of the Premises;

(3) strips and gores of land, all lands comprising the streets, alleys, and sidewalks in any case adjoining any part of the Land and all other tenements, hereditaments, privileges, easements, rights, appendages, and appurtenances thereunto belonging to or in any manner appertaining to any portion of the Land;

(4) furniture, fixtures, equipment, and personal property now or in the future attached to, located on or within, or used in connection with the occupancy or operation of the Premises, whether now or in the future owned by or leased to Mortgagor, and all accessions, renewals, replacements, and substitutions of the foregoing;

(5) building materials and supplies now or in the future located on or within the Premises;

(6) insurance proceeds with respect to the Premises and the personal property on the Premises;

(7) awards, damages, payments, and other compensation (including interest), and the right to receive the same, which may be made payable to Mortgagor with respect to all or any portion of the Mortgaged Properties by any public or quasi-public authority or Person as a result of the exercise of the right of eminent domain, the alteration of the grade or vacation of any street, or any other injury to or decrease in the value of any of the Mortgaged Properties;

(8) leases, subleases, rental agreements, concession agreements, and other agreements, now or in the future entered into or assumed by or on behalf of Mortgagor covering any part of the Premises, and all of the right, title, and interest of Mortgagor in and to all tolls, rents, royalties, profits, revenues, income, and other benefits arising from the use or enjoyment of all or any portion of the Mortgaged Properties or from any contract pertaining to such use or enjoyment;

(9) other, further, or additional estate, right, title, or interest which may at any time be acquired by Mortgagor in or to the Mortgaged Properties; and

(10) proceeds of the Mortgaged Properties.

2. Mortgagor’s Representations and Warranties. Mortgagor makes the following representations and warranties to Mortgagee:

(a) Ownership of Property. Mortgagor is the lawful owner of the Mortgaged Properties, the Mortgaged Properties are free and clear of any lien, security interest, or other encumbrance except for those described in Exhibit A, Mortgagor has good right and lawful authority to mortgage and grant a security interest provided by this Mortgage, Mortgagor will warrant and defend the title to the Mortgaged Properties against claims of all Persons (except for claims arising from the encumbrances described in Exhibit A), Mortgagor will maintain and preserve the lien and security interest of this Mortgage until released by Mortgagee (subject only to the encumbrances described in Exhibit A), and Mortgagor will abide by and perform all covenants, conditions, and agreements on Mortgagor’s part to be performed under the Loan Documents.

(b) No Default Under Agreements. Mortgagor is not in violation or default of any lease, mortgage, indenture, contract, agreement, or instrument (“Mortgagor Agreement”). The execution, delivery, and performance of this Mortgage will not violate any Mortgagor Agreement, or result in the creation of any mortgage, lien, or charge on any of the properties or assets of Mortgagor not contemplated by this Mortgage. There is no term or provision of any Mortgagor Agreement which materially adversely affects, or in the future (as far as Mortgagor can now foresee) will materially adversely affect, the business, prospects, or condition (financial or other) of Mortgagor or of any of Mortgagor’s properties or assets.

(c) Consents. No consent, approval, or authorization of or registration, declaration, or filing with any governmental or public body or authority or any other Person (“Governmental Approval”) is required in connection with the execution or delivery of this Mortgage or, if required, such Governmental Approval has been obtained. Mortgagor will indemnify Mortgagee for any loss incurred due to a failure to obtain a Governmental Approval which may be required in connection with the execution or delivery of the Loan Documents.

(d) Breach of Laws. The consummation of the transactions contemplated by this Mortgage will not conflict with or result in a breach of any law or any regulation, order, injunction, or decree of any court or governmental instrumentality, domestic or foreign.

(e) No Suits. There are no actions, suits, or proceedings pending or, to the knowledge of Mortgagor, threatened against or affecting Mortgagor or the Mortgaged Properties in any court, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, an adverse decision in which might materially affect Mortgagor’s ability to perform Mortgagor’s obligations under the Loan Documents.

3. Permitted New Easements. Notwithstanding anything in this Mortgage to the contrary, this Mortgage will be subordinate to Permitted New Easements. “Permitted New Easements” means easements granted by Mortgagor over or through the Land which are:

(a) for utility purposes;

(b) in favor of a portion of: (1) the Land, (2) the real property designated as Tax Map Key No. (3) 6-8-001-036, Lot D-1-B-2, and as described in Exhibit B, or (3) the real property designated as Tax Map Key No. (3) 6-8-001-069, Lot D-1-B-1, and as described in Exhibit C; and

(c) contemplated by and granted in full compliance with the Easements/Utilities Agreement.

4. Maintenance. Mortgagor will keep and maintain the Mortgaged Properties in good repair, working order, and condition or insure that the parties contractually bound to so keep and maintain the Mortgaged Properties do so, subject to normal wear and tear.

5. Waste, Unlawful Use, Attachment, Modifications. Mortgagor will not commit or permit any strip, waste, use of the Mortgaged Properties, or any act or negligence, which could cause the Mortgaged Properties (or any interest in the Mortgaged Properties) to be seized or attached by process of law, or which could impair the lien and security interest created by this Mortgage. Mortgagor will not, without Mortgagee’s prior written consent, join in or consent to any change in any private restrictive covenant, land-use classification, zoning ordinance, or other public or private restrictions limiting or defining the use which may be made of any part of the Mortgaged Properties, or consolidate the Land with any adjacent or other lands for building purposes. Any such action by Mortgagor will be void without the prior written consent of Mortgagee.

6. Payment of Real-Property Taxes, Assessments, Etc.

(a) Except as otherwise provided in this Mortgage, Mortgagor will timely pay and discharge all real-estate taxes and assessments; income, sales, and other taxes; impositions, water, sewage, and utility rates and charges; and all other assessments and charges of every description levied or imposed upon the Mortgaged Properties and the earnings and business of Mortgagor (collectively, “Property Charges”). Within 30 days after the final date that any Property Charge may be paid without penalty, Mortgagor will furnish Mortgagee with such evidence as Mortgagee may reasonably require that such Property Charge was paid in full.

(b) Notwithstanding the foregoing, Mortgagor will not be required to pay any specific Property Charge if and while:

(1) Mortgagor contests the amount, applicability, or validity of such Property Charge in good faith;

(2) Mortgagor sets aside reserves that are segregated according to sound accounting principles and that Mortgagee deems adequate to provide for the possibility that Mortgagor’s contest of such Property Charge is unsuccessful;

(3) Mortgagor’s not paying the Property Charge while contesting it will not subject any part of the Mortgaged Properties to forfeiture or loss (or reasonable probability thereof), or otherwise impair the security given by this Mortgage; and

(4) Mortgagor promptly notifies Mortgagee of such contest by Mortgagor.

(c) If Mortgagor defaults in the payment of any Property Charge which is not contested by Mortgagor in accordance with the foregoing, Mortgagee may, without notice or demand to Mortgagor, pay such Property Charge. Any such payment by Mortgagee will be considered an advance to Mortgagor, added to the Debt, secured by this Mortgage, and payable on demand with interest at the Default Rate.

7. Compliance with Laws and Covenants, Governmental Approvals; Copies of Documents.

(a) Mortgagor will comply with: all federal, state, and local laws, rules, and regulations that apply to the Mortgaged Properties; all requirements of any regulatory body regarding the Mortgaged Properties; and all covenants contained in any encumbrance which is senior to the lien of this Mortgage. Mortgagor will indemnify, protect, hold harmless, and defend Mortgagee from and against all liabilities, claims, actions, and reasonable expenses (including attorneys’ fees) which may be imposed on, incurred by, or asserted at any time against Mortgagee relating to the Mortgaged Properties. Until this Mortgage is released by Mortgagee, Mortgagor will maintain in full force and effect all governmental and municipal approvals and permits which may, from time to time, be necessary to comply with environmental, ecological, land-use, or other governmental requirements relating to the Mortgaged Properties and the occupancy, use, and enjoyment thereof.

(b) Mortgagor will immediately provide Mortgagee with copies of all applications Mortgagor submits, permits and licenses Mortgagor receives, and construction and contractor contracts and materials contracts Mortgagor enters with respect to any of the Mortgaged Properties.

8. Liens. Mortgagor will not permit any mechanic, laborer, materialmen, tax, statutory, or any other lien or charge to be created on the Mortgaged Properties, or any part thereof or the income therefrom, except liens of taxes or assessments not yet payable.

9. Removal of Property. Mortgagor will not remove, demolish, or alter any building or other property now or in the future covered by this Mortgage in any manner without Mortgagee’s prior written consent. But Mortgagor may, without Mortgagee’s consent and free from the lien of this Mortgage, remove personal property that is worn out or obsolete if (a) Mortgagor promptly pays any net cash proceeds received from such disposition to Mortgagee as payment on the Debt, or (b) such property is simultaneously replaced with other property of equal or greater value that is free from any chattel mortgage, encumbrance, or reservation of title. Property which replaces such removed property will be subject to this Mortgage.

10. Inspection Rights. Mortgagee will permit Mortgagee and any Persons authorized by Mortgagee to enter the Premises and inspect the Mortgaged Properties at all reasonable times, subject to the rights of any lessees under tenant leases.

11. Insurance. Until Mortgagee releases this Mortgage, Mortgagor will procure and maintain insurance covering the Mortgaged Properties as reasonably required by Mortgagee and as specifically required by this Section (“Insurance Policies”). Mortgagee will not be responsible for adjusting any claim or collecting any proceeds of any Insurance Policy. Mortgagor must obtain insurance that complies with this Section even if Mortgagor may only do so by obtaining a standard mortgagee clause containing other provisions which are not required by this Mortgage. All Insurance Policies must be issued by insurance companies authorized to do business in the State of Hawaii. If insurance proceeds for damage or destruction to all or any portion of the Mortgaged Properties are paid by the insurer to a Person other than Mortgagor or Mortgagee, Mortgagor will promptly notify Mortgagee in writing of the name and address of that Person and the amount so deposited.

(a) Types of Insurance Policies. Mortgagor will obtain Insurance Policies for the following:

(1) Hazard insurance insuring against destruction or damage by fire, wind, hurricane, and other perils covered by an ISO Commercial Property Special Causes of Loss form or its equivalent for not less than the full replacement cost (i.e., actual cost to replace) of all insurable properties, with agreed value endorsement;

(2) Flood insurance, if the Land is in an area which is considered a flood risk area by the Federal Emergency Management Agency;

(3) Commercial general liability insurance that: (A) is in an amount reasonably required by Mortgagee from time to time; (B) contains a commercial broad-form endorsement and excess or umbrella liability in an amount reasonably required by Mortgagee from time to time; (C) insures against claims for bodily or personal injury, death, or property damage suffered by others occurring on, in, or about any of the Mortgaged Properties, adjoining streets, or passageways thereof; and (D) names Mortgagee as additional insured;

(4) Rental (business interruption) insurance in such amounts as may be reasonably required by Mortgagee (if and when any portion of the Mortgaged Properties is leased);

(5) Boiler and machinery insurance;

(6) Such other insurance covering all insurable portions of the Mortgaged Properties, and all insurable activities of Mortgagor in connection with the Mortgaged Properties, against all other risks usually insured against by Persons owning and operating like properties in the locality where the Mortgaged Properties are located; and

(7) Such other forms of insurance as reasonably are required from time to time by Mortgagee or by governmental authority or regulation.

(b) Provisions of Insurance Policies. The Insurance Policies will:

(1) contain a standard Mortgagee clause (without contribution) in favor of Mortgagee, a standard lender’s loss-payable endorsement in favor of Mortgagee, and provide that losses will be adjusted with the insurer by Mortgagor, but with settlements subject to the approval of Mortgagee;

(2) provide that Mortgagee’s interest in the insurance will not be invalidated by any: (A) act or neglect of any Person owning or leasing the property insured, (B) foreclosure, other proceeding, or notice of sale, (C) change in the title or ownership of the insured properties, or (D) occupation of any insured structures for purposes more hazardous than permitted by the Insurance Policy; and

(3) provide that they constitute primary insurance and will not be canceled or materially changed without at least 30 days prior written notice to Mortgagee.

(c) Evidence of Insurance Policies. Upon the execution of this Mortgage and thereafter not less than 30 days before the expiration of each Insurance Policy, Mortgagor will provide to Mortgagee an original copy of each Insurance Policy. If Mortgagor obtains the Insurance Policies through a blanket policy, Mortgagor will provide Mortgagee with any other evidence of the underlying policy that Mortgagee may reasonably require.

(d) Mortgagee’s Notice to Mortgagor. Mortgagor will promptly forward to Mortgagee copies of any notice from, information provided by, or communication with any insurer of any Insurance Policy. Mortgagor will promptly notify Mortgagee in writing of any action or inaction by Mortgagor (including but not limited to a failure to timely and fully make any payment required by an Insurance Policy) which may affect the continuance or validity of any Insurance Policy.

(e) Default of Insurance Obligations. If Mortgagor does not comply with the insurance obligations imposed by this Mortgage, Mortgagee may from time to time effect and pay for the Insurance Policies. Any such payment by Mortgagee will be considered an advance to Mortgagor, added to the Debt, secured by a lien on the Mortgaged Properties, and payable on demand with interest at the Default Rate.

(f) Transfer of Insurance Policies. If an Enforcement Sale or other title transfer of all or any portion of the Mortgaged Properties occurs, all right, title, and interest of Mortgagor in any Insurance Policies then in force will pass to the transferee to the extent the property transferred is covered by such Insurance Policy.

12. Condemnation.

(a) If any part of the Mortgaged Properties is taken by eminent domain, Mortgagor will pay the award for such taking and for damage to the remainder of the Mortgaged

Properties (collectively, “Condemnation Payment”) to Mortgagee within five days of Mortgagor’s receiving the Condemnation Payment, but only to the extent of any: (1) existing Debt, and (2) costs, fees (including attorneys’ fees), and other disbursements incurred by Mortgagee related to collection of the Condemnation Payment. If a Condemnation Award is paid by the condemning authority to any Person other than Mortgagor, Mortgagor will promptly notify Mortgagee in writing of the name and address of that Person and the amount of such Condemnation Payment.

(b) Unless an eminent-domain taking is for governmental occupancy for a limited or specified period, Mortgagee will release from this Mortgage such properties taken after Mortgagee receives the Condemnation Payment from Mortgagor, but only if such release will not impair Mortgagee’s ability to claim any additional compensation owed in such proceeding or to receive full payment of the Debt.

(c) If an Enforcement Sale occurs before Mortgagee receives the Condemnation Payment (whether in a lump sum or installments), Mortgagee will still be entitled to receive the Condemnation Payment after such sale to the extent of any: (1) existing Debt, and (2) costs, fees (including attorneys’ fees), and other disbursements incurred by Mortgagee related to collection of the Condemnation Payment.

13. Application of Insurance and Condemnation Proceeds.

(a) “Insurance and Condemnation Proceeds” means: (1) insurance proceeds received for damage or destruction to all or any portion of the Mortgaged Properties, and Mortgagor’s share of any Condemnation Payment, but excluding any Limited-Period Condemnation Proceeds (defined below), less (2) the cost, if any, incurred by Mortgagee with respect to such insurance proceeds and Condemnation Payment.

(b) Mortgagee may, in its sole discretion, use Insurance and Condemnation Proceeds for repayment of the Debt or for the restoration or repair of any Improvements damaged or taken. If Mortgagee uses Insurance and Condemnation Proceeds to restore or repair Improvements:

(1) Mortgagee may require such work be performed in a manner and subject to conditions that Mortgagee determines will ensure the lien-free restoration or repair of such Improvements (such as requiring the funds be deposited with a third-party escrow for disbursement as construction progresses, and requiring Mortgagor to bear the cost of such escrow); and

(2) after full payment is made for the completed work, or if Mortgagor does not promptly commence or continue such work, any amount from the Insurance and Condemnation Proceeds in the hands of Mortgagee will be applied to the Debt.

14. Application of Limited-Period Condemnation Proceeds.

(a) Any award for any part of the Mortgaged Properties taken by eminent domain for governmental occupancy for a limited or specified period (“Limited-Period Condemnation Proceeds”) will be applied and disbursed as follows:

(1) If the condemning authority pays the Limited-Period Condemnation Proceeds in a lump sum, the portion of the lump sum that equals the principal, interest, or other sums that accrue under the Loan Documents (“Limited-Period Accruals”) during such governmental occupancy will be applied to the Debt, and any remaining balance will be paid to Mortgagor; or

(2) If the condemning authority pays the Limited-Period Condemnation Proceeds in installments, each installment will be applied first to the payment of Limited-Period Accruals accruing during the period covered by such award installment, and any remaining balance of such award installment will be paid to Mortgagor.

(b) Notwithstanding the foregoing, Mortgagee may use or apply any part of Limited-Period Condemnation Proceeds to cure any default under the Loan Documents.

15. Books of Record and Account.

(a) Mortgagor will keep and maintain accurate, separate, and proper books of record and account concerning the financial status and operations of the Mortgaged Properties (“Books of Account”) in accordance with sound accounting practice. Mortgagee will have the right from time to time to: examine the Books of Account; discuss the affairs, finances, and accounts of Mortgagor; and to be informed of the same by Mortgagor’s lessees, employees, and agents. Mortgagee may make excerpts and copies of the Books of Account. Mortgagor will retain Books of Account for at least three years following the year to which they apply.

(b) Within 90 days after the end of each of Mortgagor’s fiscal years, Mortgagor will furnish to Mortgagee a balance sheet, rent roll (if applicable), and statement of income and expense regarding the Mortgaged Properties (“Financial Statements”). The Financial Statements will contain detailed supporting schedules, be in such detail as Mortgagee reasonably requests, and state in comparative form the figures for the corresponding date and period in the previous calendar year. The Financial Statements will be audited and prepared by independent certified public accountants approved by Mortgagee. Mortgagor will cause such accountants to provide Mortgagee with (1) their unqualified opinion that the reports were prepared in accordance with generally-accepted accounting principles, and (2) a written statement that they did not discover any default of this Mortgage in making the examination necessary for their certification of the Financial Statements, or, if applicable, explaining any default of this Mortgage they discovered in making such examination. This Section is not intended to make such accountants liable directly or indirectly for failing to discover a default of this Mortgage.

(c) Mortgagor will also furnish any other financial information Mortgagee reasonably requires.

16. New Taxes.

(a) If after the date of this Mortgage, any law is adopted or amended relating to taxes on mortgages or debts (other than a law imposing a tax on or measured by net income) that directly or indirectly requires Mortgagee to pay any tax other than the kind imposed on the Effective Date (“New Tax”), Mortgagee may notify Mortgagor at any time after the imposition of the New Tax that the Debt will become due and payable within six months of such notice unless Mortgagor agrees in a writing acceptable to Mortgagee (in Mortgagee’s sole discretion) within such six-month period to pay the New Tax (“New Tax Agreement”).

(b) If Mortgagor does not enter into a New Tax Agreement, Mortgagor must pay the Debt in full and discharge all other obligations under the Loan Documents within six months after receiving Mortgagee’s notice.

(c) If Mortgagor enters into a New Tax Agreement, the New Tax Agreement will become a part, covenant, and obligation of this Mortgage for all purposes. But if at any time the New Tax Agreement becomes prohibited by law or the payment of the New Tax by Mortgagor would be usurious, then the New Tax Agreement will automatically terminate and Mortgagor will pay the Debt in full within six months of receiving notice from Mortgagee instructing Mortgagor do so.

17. Right of the Mortgagee to Defend Action Affecting Security. Mortgagee may appear, defend, and become a party (through intervention or otherwise) in any action or proceeding at law or in equity purporting to affect the security provided by this Mortgage. Mortgagor will pay Mortgagee on demand all costs, charges, and expenses (including costs for evidence of title and attorneys’ fees) incurred by Mortgagee in doing so. All such costs, charges, and expenses, together with interest, will be added to and secured by the lien of this Mortgage.

18. Documentary Stamps. If, at any time, the United States of America or the State of Hawaii requires documentary stamps to be affixed to this Mortgage or any of the other Loan Documents, Mortgagor will pay for the same along with any related interest or penalties imposed.

19. Impound Account.

(a) If requested by Mortgagee, Mortgagor will pay to Mortgagee monthly in advance, in addition to any other payments required by the Loan Documents, a sum equal to the real-property taxes, real-property assessments, and premiums for the Insurance Policies (collectively, “Real-Property/Insurance Charges”) that will next become due and payable on the Mortgaged Properties (all as reasonably estimated by Mortgagee), less all such sums already paid, divided by the number of months to elapse before the date when such Real-Property/Insurance Charges will become due and payable (“Impound Payments”).

(b) Mortgagee will hold the Impound Payments and may (1) commingle the Impound Payments with deposits of others; (2) invest the Impound Payments for Mortgagee’s sole benefit, without paying interest to Mortgagor; and (3) from time to time use the Impound

Payments to pay the Real-Property/Insurance Charges as and when the same become due and payable.

(c) If the total of the Impound Payments exceed the amount necessary to pay the Real-Property/Insurance Charges, Mortgagee may (in its sole discretion) release the excess to Mortgagor or apply it to the Debt. If the total of the Impound Payments is insufficient to pay the Real-Property/Insurance Charges when they become due and payable, then Mortgagor will pay to Mortgagee any amount necessary to make up the deficiency by the date when such payments become due.

(d) Nothing in this Section affects Mortgagor’s sole obligation to procure and maintain the Insurance Policies or notify Mortgagee of the due dates for the Real-Property/Insurance Charges. This Section does not make Mortgagee an agent of Mortgagor for any purpose. Mortgagee will not be liable to Mortgagor or to any other Person for Mortgagee’s not procuring or maintaining any Insurance Policy or paying any Real-Property/Insurance Charge, through neglect or otherwise.

(e) If Mortgagor pays the Debt in full, Mortgagee will, in computing the amount of indebtedness, credit to Mortgagor any remaining balance of the Impound Payments. If a Material Default occurs and the Mortgaged Properties are sold in accordance with this Mortgage, or if Mortgagee acquires the Mortgaged Properties otherwise after a Material Default, Mortgagee may apply any remaining balance of the Impound Payments as a credit against the Debt.

20. Acknowledgment of Debt. Within five days after request by Mortgagee, Mortgagor will furnish to Mortgagee or to any proposed assignee of this Mortgage a written statement, duly acknowledged, of the total indebtedness secured by the Existing Mortgages and this Mortgage and whether any offsets or defenses exist against such indebtedness.

21. Right of Mortgagee to Prevent or Remedy Default. If Mortgagor fails to perform any of the terms, covenants, or conditions required by this Mortgage, Mortgagee may take any action Mortgagee deems necessary or desirable to prevent or cure any such failure of performance by Mortgagor or to otherwise protect the security of this Mortgage. Any costs Mortgagee incurs in doing so will be added to the amount owed by Mortgagee under the Loan Documents.

22. Right of Mortgagee to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person (including Mortgagor) for the payment of the Debt or the lien and security interest of this Mortgage on the Mortgaged Properties, as security for the full amount of the Debt, Mortgagee may from time to time, without notice and without affecting or impairing any of its rights under this Mortgage:

(a) release any Person liable for the payment of any portion of the Debt;

(b) extend the time or grant other forbearances with respect to the terms of payment of all or any portion of the Debt;

(c) accept additional security of any kind, including mortgages, for the payment of the Debt;

(d) substitute or release any property securing the Debt;

(e) resort for the payment of the Debt to any of the Mortgaged Properties or any other security therefor in such order and manner as Mortgagee may see fit;

(f) join in granting any easement or creating any restriction on the Mortgaged Properties; or

(g) join in any subordination or other agreement affecting this Mortgage or the lien and security interest created by this Mortgage.

23. Right of Set-Off. Upon the happening of any event entitling Mortgagee to foreclose this Mortgage, or if Mortgagee is served with garnishee process in which Mortgagor is named as defendant, Mortgagee may set off any indebtedness owed by Mortgagee to Mortgagor against the Debt without first resorting to the Mortgaged Properties or prejudice to any other rights or remedies of Mortgagee or the lien on the Mortgaged Properties.

24. Indemnity Against Costs and Expenses. Mortgagor will indemnify and hold harmless Mortgagee from and against all costs and expenses, including attorneys’ fees, which may be incurred by Mortgagee in connection with any litigation, arbitration, or other adversarial proceeding directly or indirectly related to the Mortgaged Properties, the Loan Documents, any information or materials obtained by Mortgagee in connection with the Loan, and to which Mortgagee is made a party (through no fault of its own) or is required to appear as witness or for deposition or other testimony or is required to provide documents, or other information, answer interrogatories or the like. This indemnity obligation will survive the repayment of the amounts owed under the Loan Documents and release of this Mortgage.

25. Right of Mortgagee to Collect Awards and Rents, Etc. Mortgagor irrevocably appoints Mortgagee the attorney-in-fact of Mortgagor, with full power of substitution to demand, settle for, collect (by suit or otherwise), receive, and give valid and sufficient receipts for (a) all awards, damages, payment, or other compensation referred to in the granting clause of this Mortgage, and (b) all tolls, rents, royalties, profits, revenues, income, and other benefits in the granting clause of this Mortgage. Mortgagee will not be liable for any loss which may arise for uncollectible receivables as long as Mortgagee acts with ordinary prudence. The monies Mortgagee receives will be applied toward the Debt. Mortgagee temporarily waives its right to exercise the powers conferred in this Section until Mortgagee notifies Mortgagor that Mortgagee has decided the waiver will no longer be effective. Mortgagee’s forbearance to exercise the powers conferred in this Section will not prejudice its right at any time and from time to time to exercise such powers after giving such notice to Mortgagor. No act referred to in this Section will cure or waive any default or notice of default under this Mortgage, or invalidate any act done pursuant to such notice, or any cause of action to foreclose this Mortgage.

26. Compliance with Tenant Leases. Mortgagor will perform all obligations imposed upon it as lessor under all existing and future tenant leases affecting any part of the Mortgaged Properties.

27. Further Encumbrances.

(a) Mortgagor acknowledges that Mortgagee has relied on the Mortgaged Properties not being subject to additional liens or encumbrances other than those set forth in Exhibit A and the Permitted New Easements for reasons which include, but are not limited to, the possibility of competing claims or the promotion of plans disadvantageous to Mortgagee in bankruptcy; the risks to Mortgagee in a junior lienholder’s bankruptcy; questions which involve the priority of future advances, the priority of future leases of the Mortgaged Properties, and Mortgagee’s rights to determine the application of condemnation awards and insurance proceeds; the impairment of Mortgagee’s option to accept a deed in lieu of foreclosure; the increased difficulty of reaching agreements for loan workouts or to the actions to be taken by trustees, receivers, liquidator, and fiduciaries; Mortgagee’s requirements of Mortgagor’s preservation of its equity in the Mortgaged Properties; and the absence of debt which could increase the likelihood of Mortgagor’s inability to perform its obligations when due. Therefore, as a principal inducement to Mortgagee to make the Loan and with the knowledge that Mortgagee will materially rely upon this Section in so doing, Mortgagor covenants (except with respect to Permitted New Easements) not to further encumber the Mortgaged Properties without first receiving Mortgagee’s express written consent in each instance, which consent Mortgagee may withhold in its sole discretion. Without limiting the generality of the foregoing, no mortgages, deeds of trust, or other forms of security interests prior or subordinate to the security interests of Mortgagee other than as set forth on Exhibit A will encumber any portion of the Mortgaged Properties. Sale lease-backs, transfers by leases with purchase options, and conveyances by agreements of sale will each be deemed an encumbrance for the purposes of this Section.

(b) Notwithstanding the foregoing, Mortgagor may grant an additional mortgage (“Permitted Junior Mortgage”) on the Mortgaged Properties as long as:

(1) Mortgagor gives Mortgagee 20 business days’ prior written notice of proposed Permitted Junior Mortgage, which notice must include an identification of the proposed new mortgagee (“Permitted Junior Mortgagee”) and a copy of the proposed Permitted Junior Mortgage;

(2) Mortgagee either: (A) gives Mortgagee’s written consent to such proposed Permitted Junior Mortgage (which Mortgagee may not unreasonably withhold); or (B) fails to respond in writing to Mortgagor’s request within 15 business days of receiving Mortgagor’s written request with an explanation of the reason why Mortgagee is withholding its consent;

(3) the Permitted Junior Mortgage is: (A) expressly subordinate in all respects to this Mortgage; (B) solely for purposes of securing financing for construction and improvements solely on the Mortgaged Properties; and (C) in a form and contains provisions reasonably acceptable to Mortgagor;

(4) the Permitted Junior Mortgagee is a reputable commercial construction lender; and

(5) if requested by Mortgagee, the Permitted Junior Mortgagee enters into a reasonable recordable intercreditor agreement containing standard terms and protections for Mortgagee which are common for such transactions in Hawaii.

28. Material Default. “Material Default” means the occurrence of any one or more of the following:

(a) A payment required of any Person by any Loan Document is not paid when and as required.

(b) An obligation required of any Person by any Loan Document (including but not limited to the Easements/Utilities Agreement or the Ouli Wells Lease) or any Permitted New Easement is not performed (other than a failure to make a payment as and when required by any Loan Document), and is not cured within 30 days after receiving notice from Mortgagee that specifies and requests such Person to remedy the default.

(c) Mortgagor becomes insolvent; admits in writing an inability to meet its debts as they become due; fails generally to pay debts as they become due; makes an assignment for the benefit of creditors; consents to the appointment of a receiver or trustee for all or a substantial part of its properties; or files a petition, answer, or other instrument (whether under federal bankruptcy law or any other law) seeking or acquiescing in the arrangement of its debts or other debt-related relief.

(d) A petition is filed against Mortgagor that is not dismissed within 30 days, seeks relief under any law (including but not limited to federal bankruptcy laws), and is for (1) the appointment of a receiver, trustee, or assignee in bankruptcy or insolvency of Mortgagor, or (2) an order directing the winding up or liquidation of Mortgagor’s affairs.

(e) Any representation or warranty contained in any Loan Document is untrue or misleading in any material respect when made and Mortgagor fails to correct the same so that it becomes true within 30 days after notice from Mortgagee.

(f) Mortgagor sells, leases, conveys, transfers, assigns, or encumbers all or any portion of the Mortgaged Properties (except for Permitted New Easements); Mortgagor or any owner of Mortgagor sells or transfers, voluntarily or by operation of law, any ownership interest in Mortgagor; or further mortgages all or any portion of the Mortgaged Properties without Mortgagee’s prior written consent, which consent may be given or withheld at Mortgagee’s sole discretion and which may be made subject to an increase in the interest rate of the Note.

(g) Mortgagor fails to perform any obligation contained in any mortgage listed as an encumbrance in Exhibit A (“Existing Mortgage”) (if any), increases the principal amount or otherwise alters the material terms of any obligation secured by an Existing Mortgage, or fails to apply the full amount of the proceeds from the sale of any of the Mortgaged Properties to the obligations secured by any Existing Mortgage.

(h) Any other event occurs which constitutes a default under or is defined as a “Material Default” in any other Loan Document.

29. Remedies. If a Material Default occurs, then any one or more of the remedies set forth in this Section will apply or be available to Mortgagee in Mortgagee’s sole discretion. Any right or remedy Mortgagee has with respect to the Mortgaged Properties under this Mortgage may be exercised with respect to all or any portion of the Mortgaged Properties.

(a) Declare Sums Immediately Due and Payable. Mortgagee may, without notice, presentment, or demand, declare the Debt to be immediately due and payable, together with any prepayment fee (if applicable).

(b) Require Mortgagor to Pay Mortgagee’s Costs. Regardless of whether Mortgagee declares any amounts owed under the Loan Documents to be immediately due and payable, or whether Mortgagee commences foreclosure or other legal proceedings for the enforcement of the Loan Documents, Mortgagee may require Mortgagor to pay all reasonable costs (including attorneys’ fees) incurred by Mortgagee during the existence of any Material Default in connection with the administration of the Debt, the enforcement of the Loan Documents, the investigation and policing of the Material Default, and the negotiation, documentation, and administration of any loan “work-out” proposal (whether or not effectuated). All such costs, together with interest for default specified in the Loan Documents (“Default Rate”), will be added to and secured by the lien and security interest created by this Mortgage.

(c) Require Mortgagor to Surrender the Mortgaged Properties. Mortgagee may require Mortgagor to surrender actual possession of the Mortgaged Properties to Mortgagee and:

(1) enter and take possession of the Mortgaged Properties and the related books, papers, and accounts of Mortgagor;

(2) exclude Mortgagor, its agents, and servants from the Mortgaged Properties;

(3) hold, operate, and manage the Mortgaged Properties and from time to time make repairs and alterations, additions, advances, or improvements Mortgagee deems appropriate;

(4) in the name of Mortgagor or Mortgagee demand, sue for, collect, recover, and receive all rents, revenue, issues, income, and profits from the Mortgaged Properties (“Property Profits”) in any manner Mortgagee deems appropriate, and pay out of the Property Profits the costs Mortgagee incurs in taking, holding, and managing the Property Profits, including but not limited to (A) compensation for Mortgagee’s agents, attorneys, counsel, and accountants, and (B) taxes, assessments, and other charges prior to the lien of this Mortgage.

Mortgagee may apply the remainder of the Property Profits in any order Mortgagee designates to the payment of the Debt; and

(5) enter into, renew, or terminate leases or tenancies.

(d) Treat Portions of the Mortgaged Properties as Personal Property.

(1) Mortgagee may treat as personal property any part of the Mortgaged Properties which consists of a right in action or of property that can be severed from the Premises without causing structural damage, and may exercise as to such property all of the rights, remedies, and privileges with respect to repossession, retention, sale, and disposition of proceeds given to a secured party by Article 9 of Hawaii’s Uniform Commercial Code (“UCC”).

(2) With respect to the exercise of Mortgagee’s rights, remedies, and privileges under Article 9 of the UCC, Mortgagee may take any one or more of the following actions:

(A) charge Mortgagor for Mortgagee’s attorneys’ fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Mortgaged Properties;

(B) enter the Premises peaceably by Mortgagee’s own means or with legal process and (i) take possession of all property in which Mortgagee has a security interest under Article 9 of the UCC (“Article 9 Property”), (ii) render the Article 9 Property unusable, or (iii) dispose of the Article 9 Property; and Mortgagor agrees to not resist or interfere with Mortgagee’s doing so;

(C) require Mortgagor to assemble the Article 9 Property and make it available to Mortgagee at a place to be designated by Mortgagee which is convenient to both parties; and

(D) unless the Article 9 Property is perishable, threatens to decline speedily in value, or is of a type customarily sold in a recognized market, Mortgagee will give Mortgagor notice of the time and place of any public sale of the Article 9 Property or of the time after which any private sale or any other intended disposition of the Article 9 Property is to be made. Mortgagee must give at least five days’ notice to Mortgagor before such a sale or disposition.

(e) Conduct an Enforcement Sale.

(1) Enforcement Sales Generally. Mortgagee may cause an Enforcement Sale to occur. An “Enforcement Sale” means a sale of all or any portion of the Mortgaged Properties conducted under the power of sale given by this Mortgage, pursuant to judicial foreclosure proceedings, under Article 9 of the UCC, or otherwise for the enforcement of this Mortgage. An Enforcement Sale will be a perpetual bar both in law and in equity against Mortgagor and all Persons claiming under Mortgagor with regard to any right to the Mortgaged Properties so sold. Mortgagor irrevocably appoints Mortgagee to be Mortgagor’s true and lawful attorney in fact, in its name and stead, to effectuate any Enforcement Sale and to execute and deliver all necessary deeds, conveyances, assignments, bills of sale, and other instruments with power to substitute one or more Persons with like power. Mortgagor will ratify and confirm any Enforcement Sale, if requested by Mortgagee, by delivering all proper conveyances or other instruments to such Persons as may be designated in any such request. But the failure of Mortgagor to ratify and confirm an Enforcement Sale will not affect the validity of such Enforcement Sale or the purchaser’s title to the property purchased at such sale.

(2) Real Property Sale. Mortgagee may treat all or any portion of the Mortgaged Properties as real property and cause the same to be sold as Mortgagee determines pursuant to the power of sale or judicial foreclosure proceedings below.

(A) Power of Sale. With or without first taking possession, Mortgagee may sell the Mortgaged Properties by public auction at such place as may be required by law, by giving notice of such sale by publication and posting as provided in Chapter 667, Hawaii Revised Statutes, as amended, or such other notice as may be required by law. Mortgagee may adjourn such sale from time to time by announcing the time and place for the adjourned sale. Upon such sale Mortgagee may make and deliver to any purchaser a good and sufficient conveyance, deed, assignment, or bill of sale, and good and sufficient receipts for the purchase money, and perform all other acts necessary to carry out this power of sale.

(B) Judicial Foreclosure. Mortgagee may, either with or without first taking possession of the Mortgaged Properties, proceed by suit at law or in equity or by any other appropriate remedy to enforce payment of the obligations secured by this Mortgage, foreclose this Mortgage, and sell the Mortgaged Properties under the judgment or decree of a court of competent jurisdiction. Neither Mortgagee nor any commissioner in foreclosure will be obligated to sell upon credit unless Mortgagee expressly consents in writing to a sale upon credit.

(3) Personal Property Sale. Mortgagee may sell Article 9 Property as provided in this Mortgage.

(4) Mortgagee’s Purchase of the Mortgaged Property. Mortgagee may bid for and purchase all or any portion of the Mortgaged Properties at an Enforcement Sale, and afterwards may hold, retain, possess, or dispose of such properties in Mortgagee’s discretion.

(5) Debt Becomes Immediately Due. Upon an Enforcement Sale, all of the Debt will become immediately due and payable, unless otherwise stated in this Mortgage.

(6) Application of the Proceeds.

(A) Mortgagee may apply the proceeds of an Enforcement Sale in the following order (regardless of whether Mortgagee itself purchases any or all of the Mortgaged Properties):

(i) to the costs and expenses of such sale and all proceedings in connection with the Enforcement Sale, including but not limited to reasonable attorneys’ fees and fees incurred in connection with Mortgagor’s default;

(ii) to the payment of any disbursements made by Mortgagee for taxes, assessments, or other charges prior to the lien or security interest created by this Mortgage;

(iii) to the repayment of any other disbursements made by Mortgagee under the Loan Documents;

(iv) to the Debt, including the prepayment fee (if any) to the extent permitted by law; and

(v) any remainder to Mortgagor or to others entitled to it.

(B) If the proceeds of an Enforcement Sale are insufficient to repay all of the Debt, including but not limited to all reasonable costs incurred and disbursements made by Mortgagee in taking possession, holding, and managing the Mortgaged Properties, Mortgagee may require payment of the deficiency from Mortgagor and any other Persons liable for the Debt.

(f) Have a Receiver Appointed. Upon filing a bill in equity or other commencement of judicial proceedings to enforce Mortgagee’s rights, Mortgagee will be entitled (by ex parte order or otherwise) to the appointment without bond of a receiver of the Mortgaged Properties and Property Profits pending such proceedings. This right applies without regard to the value of the Mortgaged Properties, the solvency of any Person liable for the Debt, or whether Mortgagee has an adequate remedy at law. Mortgagor waives all defenses it has or may acquire to Mortgagee’s application for the appointment of a receiver and consents to such appointment.

(g) Enforce Waiver of Certain Rights. Neither Mortgagor nor anyone claiming through or under Mortgagor will seek to take advantage of any appraisement, valuation, stay, extension, or redemption law. Mortgagor, for itself and all who may claim through or under Mortgagor, fully waives the benefit of all such laws and any right to have the Mortgaged Properties marshaled upon an Enforcement Sale or other enforcement of the security interest created by this Mortgage. Mortgagee or any court-appointed receiver or commissioner may, in its sole discretion, sell the Mortgaged Properties as an entirety, irrespective of the differing nature of the Mortgaged Properties and whether or not the same constitutes real or personal property.

(h) Enforce Remedies Successively, Concurrently, and Cumulatively. Mortgagee may enforce any one or more remedies under this Mortgage, or any other remedy Mortgagee may have, successively or concurrently without impairing the lien or security interest created by this Mortgage or affecting other remedies Mortgagee may have. None of Mortgagee’s remedies in the Loan Documents are exclusive of any other remedy in the Loan Documents, and are cumulative and in addition to any other remedy or now or in the future existing at law, in equity, or by statute.

(i) Rights After Proceedings Discontinued. If Mortgagee enforces any right under this Mortgage and such proceedings are discontinued or abandoned for any reason, then

Mortgagor and Mortgagee will be restored to their former positions and rights under this Mortgage with respect to the Mortgaged Properties, and all rights, remedies, and powers of Mortgagee will continue as if no such proceedings took place.

(j) Right to Enforce Payment. Nothing in the Loan Documents will affect or impair the unconditional and absolute right of a holder of the Note to enforce payment of the amounts due on the Note on or after the due date stated in the Note, or the obligation of Mortgagor, which is likewise unconditional and absolute, to pay such amounts at the respective times and places stated in the Note.

30. Miscellaneous Provisions.

(a) Waiver of Jury Trial. MORTGAGOR KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH MORTGAGOR MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, MORTGAGOR WILL NOT PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS MORTGAGE. FURTHERMORE, MORTGAGOR WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(b) No Waiver. Mortgagee’s not requiring strict performance of any provision of this Mortgage, or not exercising a right or remedy arising because of a breach, will not waive any of Mortgagee’s rights or remedies or any other covenant, duty, agreement, or condition. Any extension or waiver by Mortgagee of any provision in this Mortgage will be valid only if set forth in a writing signed Mortgagee.

(c) Security Agreement and Financing Statement. This Mortgage constitutes a security agreement and a financing statement under Article 9 of the UCC, so that Mortgagee will have and may enforce a security interest in any or all of that portion of the Mortgaged Properties which constitutes personal property, in addition to the mortgage lien upon the same as part of the realty. Mortgagor will assist in the preparation of and execute from time to time, alone or with Mortgagee, and deliver, file, and record any financing or continuation statements, mortgages or other instruments, and do such further acts as Mortgagee may request to create, maintain, and perfect the Mortgagee’s security interest in that portion of the Mortgaged Properties which constitutes personal property, including all renewals, additions, substitutions and improvements to the same and the proceeds thereof, and otherwise to protect the same against the rights and interest of third parties. The terms of this Mortgage will be deemed commercially reasonable within the meaning of the UCC.

(d) Further Instruments. If requested by Mortgagee, Mortgagor will execute and deliver such further instruments and do such further acts as may be necessary and proper to carry out the purposes of this Mortgage and to subject the Mortgaged Properties to the lien and security interest created by this Mortgage and any renewals, additions, substitutions, replacements, or betterments thereto. Mortgagor will pay all costs incurred (including but not limited to all costs incurred during the term of the Note) to perfect or release the lien and security interest created by this Mortgage or by any other the Loan Document.

(e) Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Mortgage means that such word or phrase is defined by the preceding text, as suggested by the context (“Defined Terms”). Unless otherwise stated or logically required by the context, each other use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that such word or phrase may contain the same text as a Defined Term. Unless the context suggests otherwise, the term “Mortgagee” includes Mortgagee and its successors, loan participants, and assigns; the term “Mortgagor” includes Mortgagor and Mortgagor’s permitted successors, and assigns; and the term “Person” means an individual, any type of corporation, limited liability company, limited liability limited partnership, limited liability partnership, limited partnership, general partnership, sole proprietorship, association, trust, or other entity. Unless otherwise required by the context, “Section” means a Section of this Mortgage.

(f) Pronouns and Plurals. Whenever the context may require, any pronoun used in this Mortgage includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.

(g) Notices. Unless otherwise stated in this Mortgage, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to the Person entitled to receive the notice at the last physical address, fax number, or email address provided in writing by that Person. Notices will be deemed given on the date actually received.

(h) Governing Law. This Mortgage will be construed and interpreted in accordance with the laws of the State of Hawaii. If any provision of this Mortgage is held to be invalid or unenforceable, such invalidity or unenforceability will not affect the validity and enforceability of the other provisions of this Mortgage.

(i) Section Headings. The Section headings in this Mortgage are inserted only for convenience and will in no way define, describe, or limit the scope or intent of any provisions of this Mortgage.

(j) Integration. This Mortgage constitutes the final, entire agreement among the Mortgagor and Mortgagee pertaining to the subject matter of this Mortgage and supersedes all prior agreements and understandings pertaining to this Mortgage. All exhibits and schedules (if any) referenced in this Mortgage are a part of this Mortgage.

(k) Attorneys’ Fees and Costs. Without limiting any other provision of this Mortgage, if any party institutes an arbitration, lawsuit, action, or other proceeding of any nature in connection with any controversy arising out of this Mortgage, or to interpret or enforce any rights under this Mortgage, the prevailing party may recover all expenses the prevailing party incurs in enforcing this Mortgage, including but not limited to attorneys’ fees, costs, and expenses of the arbitration, suit, action, or other proceeding. Any judgment or order entered in such action will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing party will be determined by the court, arbiter, or other decision maker based on an assessment of which party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues.

(l) Counterparts. This Mortgage may be signed in counterparts, each of which will be deemed an original but will constitute one instrument, and may be delivered personally or by facsimile, email, or certified or registered mail. Mortgagor will, however, promptly provide original physical signature pages for recording.

Signature page follows.

Mortgagor is executing this Mortgage effective as of the Effective Date.

Aina Le’a, Inc.

By:	/s/ Richard P. Bernstein

Printed Name:	Richard P. Bernstein

As:	Secretary and Director

Signature page to Purchase-Money Mortgage, Security Agreement, and Financing Statement

STATE OF HAWAII	)
) SS
COUNTY OF HAWAII	)

On this 12th day of November 2015, before me appeared Richard Bernstein to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

/s/ Angela Byerly
(seal)	Name:	Angela Byerly
Notary Public, State of Hawaii
3 Judicial Circuit

My commission expires on: 6-27-16

Notary Certification

Doc. Date: not dated # Pages: 27
	Angela Byerly	3 Circuit
[Print Name of Notary]

(seal)	Document Description:
Purchase-Money Mortgage, Security Agreement, and Financing Statement

	/s/ Angela Byerly	11-12-15
	Notary Signature	Date

Exhibit A

to Purchase-Money Mortgage, Security Agreement, and Financing Statement

Description of Land

PARCEL FIRST:

LOT B-1-A

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the most Western corner of this parcel of land, being also the most Northern corner of Lot A-1-A, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu and also being along the Southeast side of Queen Kaahumanu Highway, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 11,981.00 feet North and 22,364.26 feet West and thence running by azimuths measured clockwise from true South:

					Thence along the Southeast side of Queen Kaahumanu Highway with the following six (6) courses:

					Thence along a curve to the left with aradius of 22,820.35 feet, the chord azimuthand distance being:

1.	225°	16’	03.5”	1558.24	feet

2.	313°	18’	40”	20.00	feet

					Thence along a curve to the left with a radius of 22,840.35 feet, the chord azimuth and distance being:

3.	221°	40’	13”	1308.02	feet

4.	130°	01’	46”	20.00	feet

					Thence along a curve to the left with a radius of 22,820.35 feet, the chord azimuth and distance being:

5.	216°	18’	01”	2968.48	feet

6.	212°	34’	16”	1789.14	feet

					Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following forty (40) courses:

7.	302°	34’	16”	2153.80	feet along Lot F-1;

8.	26°	05’	00”	1004.43	feet along Lot F-1;

9.	291°	13’	00”	804.01	feet along Lot F-1;

10.	323°	23’	00”	567.00	feet along Lot F-1;

11.	340°	51’	00”	177.00	feet along Lot F-1;

12.	289°	32’	00”	201.83	feet along Lot F-1;

13.	08°	06’	00”	836.46	feet along Lot D-1-A;

					Thence along a curve to the right with a radius of 555.00 feet, the chord azimuth and distance being:

14.	38°	00’	30”	553.46	feet along Lot D-1-A;

15.	67°	55’	00”	84.67	feet along Lot D-1-A;

					Thence along a curve to the left with a radius of 800.00 feet, the chord azimuth and distance being:

16.	57°	14’	00”	296.61	feet along Lot D-1-A;

17.	46°	33’	00”	61.00	feet along Lot D-1-A;

					Thence along a curve to the right with a radius of 1600.00 feet, the chord azimuth and distance being:

18.	56°	05’	30”	530.45	feet along Lot D-1-A;

19.	65°	38’	00”	183.00	feet along Lot D-1-A;

					Thence along a curve to the left with a radius of 350.00 feet, the chord azimuth and distance being:

20.	29°	25’	00”	413.59	feet along Lot D-1-A;

21.	353°	12’	00”	121.00	feet along Lot D-1-A;

					Thence along a curve to the right with a

					radius of 400.00 feet, the chord azimuth and distance being:

22.	23°	18’	30”	401.31	feet along Lot D-1-A;

23.	53°	25’	00”	60.00	feet along Lot D-1-A;

					Thence along a curve to the left with a radius of 2000.00 feet, the chord azimuth and distance being:

24.	50°	48’	30”	182.03	feet along Lot D-1-A;

25.	48°	12’	00”	200.00	feet along Lot D-1-A;

					Thence along a curve to the right with a radius of 1500.00 feet, the chord azimuth and distance being:

26.	52°	34’	30”	228.85	feet along Lot D-1-A;

27.	56°	57’	00”	430.00	feet along Lot D-1-A;

					Thence along a curve to the left with a radius of 2000.00 feet, the chord azimuth and distance being:

28.	51°	25’	30”	385.12	feet along Lot D-1-A;

29.	45°	54’	00”	120.00	feet along Lot D-1-A;

					Thence along a curve to the right with a radius of 650.00 feet, the chord azimuth and distance being:

30.	54°	14’	30”	188.60	feet along Lot D-1-A;

31.	62°	35’	00”	474.00	feet along Lot D-1-A;

					Thence along a curve to the left with a radius of 3000.00 feet, the chord azimuth and distance being:

32.	56°	53’	00”	595.92	feet along Lot D-1-A;

33.	51°	11’	00”	198.00	feet along Lot D-1-A;

					Thence along a curve to the right with a

					radius of 650.00 feet, the chord azimuth and distance being:

34.	101°	47’	00”	1004.55	feet along Lot D-1-A and Lot C-1-A;

35.	152°	23’	00”	493.00	feet along Lot C-1-A;

					Thence along a curve to the left with a radius of 785.00 feet, the chord azimuth and distance being:

36.	141°	49’	30”	287.68	feet along Lot C-1-A;

37.	221°	16’	00”	186.96	feet along Lot C-1-A;

38.	149°	15’	00”	293.01	feet along Lot C-1-A;

39.	164°	25’	00”	224.65	feet along Lot C-1-A;

					Thence along a curve to the right with a radius of 24,020.35 feet, the chord azimuth and distance being:

40.	46°	12’	02”	1466.74	feet along Lot C-1-A;

41.	127°	38’	30”	24.59	feet along Lot C-1-A;

					Thence along a curve to the right with a radius of 470.00 feet, the chord azimuth and distance being:

42.	145°	58’	21”	295.63	feet along Lot A-1-A;

43.	164°	18’	12”	405.80	feet along Lot A-1-A;

					Thence along a curve to the left with a radius of 530.00 feet, the chord azimuth and distance being:

44.	150°	49’	36”	247.03	feet along Lot A-1-A;

45.	227°	21’	00”	20.00	feet along Lot A-1-A;

46.	137°	21’	00”	280.26	feet along Lot A-1-A to the point of beginning and containing an area of 628.316 acres, more or less.

TOGETHER WITH Easement “A-1” for access and utility purposes, as shown on File Plan No.

1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919, dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830, and thus bounded and described, to wit:

Beginning at the Northwest corner of this easement, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINA” being 11,913.24 feet North and 22,437.83 feet West and thence running by azimuths measured clockwise from True South:

1.	Along the South side of Queen Kaahumanu Highway, on a curve to the left with a radius of 22,820.35 feet, the chord azimuth and distance being:

	227°	20’	59”	100.02	feet;

2.	317°	21’		254.71	feet;

3.	Thence on a curve to the left with a radius of 735.00 feet, the chord azimuth and distance being:

	294°	14’	30”	576.93	feet;

4.	271°	08’		536.00	feet;

5.	Thence on a curve to the right with a radius of 835.00 feet, the chord azimuth and distance being:

	301°	45’	30”	850.73	feet;

6.	332°	23’		493.00	feet;

7.	Thence on a curve to the left with a radius of 600.00 feet, the chord azimuth and distance being:

	329°	49’		53.74	feet;

8.	57°	15’		10.00	feet;

9.	Thence on a curve to the left with a radius of 610.00 feet, the chord azimuth and distance being:

	279°	13’		907.11	feet;

10.	321°	11’		80.00	feet;

11.	Thence on a curve to the right with a radius of 690.00 feet, the chord azimuth

	and distance being:

	99°	13’		1,026.08	feet;

12.	57°	15’		10.00	feet;

13.	Thence on a curve to the right with a radius of 700.00 feet, the chord azimuth and distance being:

	149°	49’		62.70	feet;

14.	152°	23’		493.00	feet;

15.	Thence on a curve to the left with a radius of 735.00 feet, the chord azimuth and distance being:

	121°	45’	30”	748.84	feet;

16.	91°	08’		536.00	feet;

17.	Thence on a curve to the right with a radius of 835.00 feet, the chord azimuth and distance being:

	114°	14’	30”	655.43	feet;

18.	137°	21’		254.71	feet to the point of beginning and containing an area of 8.462 acres, more or less.

TOGETHER WITH Easement “A-2” for access and utility purposes, as shown on File Plan No. 1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919, dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830, and thus bounded and described, to wit:

Beginning at the Northwesterly corner of this easement, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 16,955.98 feet North and 18,305.42 feet West and thence running by azimuths measured clockwise from True South:

1.	212°	34’	16”	80.00	feet along the Southeast side of Queen Kaahumanu Highway;

2.	302°	34’		126.53	feet;

3.	Thence on a curve to the left with a radius of 420.00 feet, the chord azimuth and distance being:

	280°	47’		311.72	feet;

4.	259°	00’		463.22	feet;

5.	Thence on a curve to the left with a radius of 960.00 feet, the chord azimuth and distance being:

	252°	12’		227.34	feet;

6.	245°	24’		150.07	feet;

7.	Thence on a curve to the right with a radius of 980.00 feet, the chord azimuth and distance being:

	276°	27’		1,010.94	feet;

8.	307°	30’		2,007.00	feet;

9.	Thence on a curve to the left with a radius of 960.00 feet, the chord azimuth and distance being:

	302°	55’	30”	153.15	feet;

10.	298°	21’		366.28	feet;

11.	Thence on a curve to the right with a radius of 1,040.00 feet, the chord azimuth and distance being:

	302°	47’		160.78	feet;

12.	307°	13’		1,039.00	feet;

13.	Thence on a curve to the left with a radius of 1,000.00 feet, the chord azimuth and distance being:

	281°	19’	15”	873.47	feet;

14.	255°	25’	30”	1,794.00	feet;

15.	Thence on a curve to the right with a radius of 1,080.00 feet, the chord azimuth and distance being:

	283°	15’	42”	1,008.62	feet;

16.	4°	30’		101.90	feet along Lot 5 of the Waikoloa Development (File Plan 1172);

17.	134°	04’	30”	8.83	feet;

18.	Thence on a curve to the left with a radius of 1,000.00 feet, the chord azimuth and distance being:

	104°	45’		979.53	feet;

19.	75°	25’	30”	1,794.00	feet;

20.	Thence on a curve to the right with a radius of 1,080.00 feet, the chord azimuth and distance being:

	101°	19’	15”	943.35	feet;

21.	127°	13’		1,039.00	feet;

22.	Thence on a curve to the left with a radius of 960.00 feet, the chord azimuth and distance being:

	122°	47’		148.41	feet;

23.	118°	21’		366.28	feet;

24.	Thence on a curve to the right with a radius of 1,040.00 feet, the chord azimuth and distance being:

	122°	55’	30”	165.91	feet;

25.	127°	30’		2,007.00	feet

26.	Thence on a curve to the left with a radius of 900.00 feet, the chord azimuth and distance being:

	96°	27’		928.42	feet;

27.	65°	24’		150.07	feet;

28.	Thence on a curve to the right with a radius of 1,040.00 feet, the chord azimuth and distance being:

	72°	12’		246.28	feet;

29.	79°	00’		463.22	feet;

30.	Thence on a curve to the right with a radius of 500.00 feet, the chord azimuth and distance being:

	100°	47’		371.10	feet;

31.	122°	34’	126.54	feet to the point of beginning and containing an area of 18.086 acres, more or less.

TOGETHER WITH the utility and holding reservoir easements as follows:

The rights, as set forth in instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789, in the nature of a non-exclusive easement to construct, install, maintain, operate, replace and remove:

(A)	utility transmission lines, pipes and conduits, including but not limited to, water, sewer, power or communication transmission lines or wires, and drainage pipeline or pipelines, together with such meters and other appurtenants, including a paved access roadway, upon, above, under or through the land described in Exhibit “C” attached thereto;

(B)	a holding reservoir, utility transmission lines, pipes, and conduits, including but not limited to, water sewer, power or drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “D” attached thereto;

TOGETHER WITH the right of ingress to and egress from the utility lines easement and holding reservoir easement area.

TOGETHER WITH a non-exclusive easement for access and utility purposes over Easement A-5 Part 1 on Lot A-3-A, as described in and established by DECLARATION OF EASEMENT recorded June 17, 2011 in the Bureau of Conveyances, State of Hawaii as Document No. 2011-096199.

Being the property described in the following:

DEED
Recorded	:	May 17, 1999 in the Bureau of Conveyances, State of Hawaii, as Document No. 99-077488
Grantor	:	K-W PUAKO, LLC, a California limited liability company
Grantee	:	BRIDGE PUAKO, A LIMITED LIABILITY COMPANY, a Hawaii limited liability company

NOTE: The change of name of BRIDGE PUAKO, A LIMITED LIABILITY COMPANY to BRIDGE AINA LE’A, LLC, a Hawaii limited liability company, on June 1, 2000, as disclosed by the records of the Department of Commerce and Consumer Affairs of the State of Hawaii.

PARCEL SECOND:

LOT D-1-A

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the Southwest corner of this parcel of land, being also the South corner of Lot B-1-A, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 10,332.75 feet North and 19,878.82 feet West and thence running by azimuths measured clockwise from true South:

					Thence along Lot B-1-A, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following twenty-two (22) courses:

					Thence along a curve to the left with a radius of 650.00 feet, the chord azimuth and distance being:

1.	261°	04’	34”	647.89	feet

2.	231°	11’	00”	198.00	feet

					Thence along a curve to the right with a radius of 3000.00 feet, the chord azimuth and distance being:

3.	236°	53’	00”	595.92	feet

4.	242°	35’	00”	474.00	feet

					Thence along a curve to the left with a radius of 650.00 feet, the chord azimuth and distance being:

5.	234°	14’	30”	188.60	feet

6.	225°	54’	00”	120.00	feet

					Thence along a curve to the right with a radius of 2000.00 feet, the chord azimuth and distance being:

7.	231°	25’	30”	385.12	feet

8.	236°	57’	00”	430.00	feet;

					Thence along a curve to the left with a radius of 1500.00 feet, the chord azimuth and distance being:

9.	232°	34’	30”	228.85	feet

10.	228°	12’	00”	200.00	feet

					Thence along a curve to the right with a radius of 2000.00 feet, the chord azimuth and distance being:

11.	230°	48’	30”	182.03	feet

12.	233°	25’	00”	60.00	feet

					Thence along a curve to the left with a radius of 400.00 feet, the chord azimuth and distance being:

13.	203°	18’	30”	401.31	feet

14.	173°	12’	00”	121.00	feet

					Thence along a curve to the right with a radius of 350.00 feet, the chord azimuth and distance being:

15.	209°	25’	00”	413.59	feet

16.	245°	38’	30”	183.00	feet

					Thence along a curve to the left with a radius of 1600.00 feet, the chord azimuth and distance being:

17.	236°	05’	30”	530.45	feet

18.	226°	33’	00”	61.00	feet

					Thence along a curve to the right with a radius of 800.00 feet, the chord azimuth and distance being:

19.	237°	14’	00”	296.61	feet

20.	247°	55’	00”	84.67	feet

					Thence along a curve to the left with a radius of 555.00 feet, the chord azimuth and distance being:

21.	218°	00’	30”	553.46	feet

22.	188°	06’	00”	836.46	feet

					Thence along Lot F-1, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following fifteen (15) courses:

23.	289°	32’	00”	61.17	feet

24.	185°	07’	00”	197.00	feet

25.	253°	57’	00”	168.00	feet

26.	302°	34’	00”	391.00	feet

27.	312°	12’	00”	484.00	feet

28.	299°	34’	00”	685.00	feet

29.	11°	54’	00”	233.00	feet

30.	292°	11’	00”	295.00	feet

31.	301°	19’	00”	479.00	feet

32.	328°	19’	00”	50.70	feet

33.	295°	40’	00”	530.39	feet

34.	34°	56’	00”	895.00	feet

35.	98°	07’	00”	468.00	feet

36.	108°	39’	00”	228.06	feet

37.	34°	56’	00”	5267.53	feet

					Thence along Lot A-1-A, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following three (3) courses:

38.	34°	56’	00”	742.53	feet

39.	122°	10’	00”	2242.24	feet

40.	146°	00’	00”	669.45	feet

					Thence along Lot D-1-B, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following twenty-eight (28) courses:

					Thence along a curve to the left with a radius of 1160.00 feet, the chord azimuth and distance being:

41.	309°	00’	00”	678.30	feet

42.	292°	00’	00”	100.00	feet

43.	295°	30’	00”	102.56	feet

44.	299°	00’	00”	630.00	feet

					Thence along a curve to the left with a radius of 1260.00 feet, the chord azimuth and distance being:

45.	263°	30’	00”	1463.37	feet

46.	228°	00’	00”	730.00	feet

					Thence along a curve to the left with a radius of 960 feet, the chord azimuth and distance being:

47.	210°	30’	00”	577.36	feet

48.	193°	00’	00”	64.14	feet

49.	73°	00’	00”	381.00	feet

50.	77°	30’	00”	375.00	feet

51.	30°	00’	00”	427.00	feet

52.	60°	30’	00”	97.00	feet

53.	100°	00’	00”	85.13	feet

54.	125°	30’	00”	94.05	feet

55.	75°	06’	00”	60.00	feet

					Thence along a curve to the right with a radius of 330.00 feet, the chord azimuth and distance being:

56.	183°	39’	00”	209.97	feet

57.	91°	00’	00”	121.85	feet

58.	65°	30’	00”	271.95	feet

59.	318°	30’	00”	92.00	feet

60.	350°	00’	00”	95.00	feet

61.	36°	00’	00”	99.00	feet

62.	74°	00’	00”	104.00	feet

63.	119°	00’	00”	1782.00	feet

64.	139°	00’	00”	80.00	feet

65.	59°	00’	00”	175.00	feet

66.	105°	00’	00”	95.00	feet

67.	139°	00’	00”	184.00	feet

68.	56°	00’	00”	300.00	feet

69.	121°	26’	17.5”	393.60	feet to the point of beginning and containing an area of 383.033 acres, more or less.

TOGETHER WITH Easement “A-1” for access and utility purposes, as shown on File Plan No. 1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919, dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830, and thus bounded and described, to wit:

Beginning at the Northwest corner of this easement, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINA” being 11,913.24 feet North and 22,437.83 feet West and thence running by azimuths measured clockwise from True South:

1.	Along the South side of Queen Kaahumanu Highway, on a curve to the left with a radius of 22,820.35 feet, the chord azimuth and distance being:

	227°	20’	59”	100.02	feet;

2.	317°	21’		254.71	feet;

3.	Thence on a curve to the left with a radius of 735.00 feet, the chord azimuth and distance being:

	294°	14’	30”	576.93	feet;

4.	271°	08’		536.00	feet;

5.	Thence on a curve to the right with a radius of 835.00 feet, the chord azimuth and distance being:

	301°	45’	30”	850.73	feet;

6.	332°	23’		493.00	feet;

7.	Thence on a curve to the left with a radius of 600.00 feet, the chord azimuth and distance being:

	329°	49’		53.74	feet;

8.	57°	15’		10.00	feet;

9.	Thence on a curve to the left with a radius of 610.00 feet, the chord azimuth and distance being:

	279°	13’		907.11	feet;

10.	321°	11’		80.00	feet;

11.	Thence on a curve to the right with a radius of 690.00 feet, the chord azimuth and distance being:

	99°	13’		1,026.08	feet;

12.	57°	15’		10.00	feet;

13.	Thence on a curve to the right with a radius of 700.00 feet, the chord azimuth and distance being:

	149°	49’		62.70	feet;

14.	152°	23’		493.00	feet;

15.	Thence on a curve to the left with a radius of 735.00 feet, the chord azimuth and distance being:

	121°	45’	30”	748.84	feet;

16.	91°	08’		536.00	feet;

17.	Thence on a curve to the right with a radius of 835.00 feet, the chord azimuth and distance being:

	114°	14’	30”	655.43	feet;

18.	137°	21’		254.71	feet to the point of beginning and containing an area of 8.462 acres, more or less.

TOGETHER WITH the utility and holding reservoir easements as follows:

The rights, as set forth in instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789, in the nature of a non-exclusive easement to construct, install, maintain, operate, replace and remove:

(A)	utility transmission lines, pipes and conduits, including but not limited to, water, sewer, power or communication transmission lines or wires, and drainage pipeline or pipelines, together with such meters and other appurtenants, including a paved access roadway, upon, above, under or through the land described in Exhibit “C” attached thereto;

(B)	a holding reservoir, utility transmission lines, pipes, and conduits, including but not limited to, water sewer, power or drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “D” attached thereto;

TOGETHER WITH the right of ingress to and egress from the utility lines easement and holding reservoir easement area.

TOGETHER WITH a non-exclusive easement for access and utility purposes over Easement A-5 Part 1 on Lot A-3-A, as described in and established by DECLARATION OF EASEMENT recorded June 17, 2011 in the Bureau of Conveyances, State of Hawaii as Document No. 2011-096199.

Being the property described in the following:

DEED
Recorded	:	December 6, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-248788
Grantor	:	BANTER, INC., a Nevada corporation
Grantee	:	BRIDGE AINA LE’A, LLC, A Hawaii limited liability company

Exceptions:

1.

A.	Taxes and assessments, general and special, for the fiscal year 2015 - 2016, as follows:

Tax Map Key	:	3-6-8-001-038
1st Installment	:	$21,830.96	Marked Paid
2nd Installment	:	$21,830.95	NOT Marked Paid
Total Value	:	$4,386,800.00
Land Value	:	$4,386,800.00

Said matters affect PARCEL FIRST

B.	Taxes and assessments, general and special, for the fiscal year 2015 - 2016, as follows:

Tax Map Key	:	3-6-8-001-039
1st Installment	:	$15,330.20	Marked Paid
2nd Installment	:	$15,330.19	NOT Marked Paid
Total Value	:	$3,012,400.00
Land Value	:	$3,012,400.00

Said matters affect PARCEL SECOND

2.	Title to all minerals, and metallic mines reserved to the State of Hawaii.

3.	Restriction of Vehicle Access Rights to and from Queen Kaahumanu Highway (Kailua-Kawaihae Road), as shown on File Plan No. 1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919, dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830, to replace entirely the depictions shown on the unamended file plan with those shown and described in exhibits attached to said Document No. 2005-253830.

4.	Conveyance of abutter’s rights of vehicle access, generally with respect to Queen Kaahumanu Highway (Kailua-Kawaihae Road) to the State of Hawaii by instrument dated July 14, 1972, recorded August 17, 1972 in the Bureau of Conveyances, State of Hawaii, in Book 8516, Page 348.

5.	Terms and provisions as contained in an instrument,

Entitled	:	AGREEMENT
Dated	:	March 15, 1981
Recorded	:	December 30, 1981 in the Bureau of Conveyances, State of Hawaii, in Book 16073, Page 597

Re:	no public water system available

6.	Terms and provisions as contained in an instrument,

Entitled	:	AGREEMENT FOR PRESERVATION, PROTECTION AND MAINTENANCE OF ABUTTING STATE PROPERTY
Dated	:	July 31, 1987
Recorded	:	August 17, 1988 in the Bureau of Conveyances, State of Hawaii, in Book 22255, Page 540

7.	Findings of Fact, Conclusion of Law, and Decision and Order, Dated July 9, 1991, Filed November 25, 2005, Before the Land Use Commission of the State of Hawaii, Docket No. A87-617, Relating to Said Certificate and Consent, as Amended, recorded December 1, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-245545.

Amended and Restated Certificate and Consent dated January 20, 2006, recorded February 2, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-021470.

8.	Covenants, conditions, restrictions, reservations, agreements, obligations, easements and other provisions set forth in Deed with Covenants, Conditions and Restrictions dated May 11, 1999, recorded May 17, 1999 in the Bureau of Conveyances, State of Hawaii, as Document No. 99-077488, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or natural origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c) or Section 515-6, HRS., including but not limited to the following:

(A)	property is conveyed “as is”;

(B)	property was used for training exercises and as an artillery firing range during the period from December 1943 to June 1946.

The covenants, conditions and restrictions in said deed relating to the Ouli well sites were released by instrument dated February 14, 2006, recorded February 17, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-032675.

9.	Any and all maters shown on ALTA/ACSM Land Title Survey of Ross K. Tanaka, Licensed Professional Land Surveyor, Certificate No. 10744, with R. M. Towill Corporation, dated August 25, 2005, reference to which is hereby made for full particulars, including, but not limited to the following:

(A)	flood inundation area;

(B)	unpaved road.

10.	Terms and provisions and any failure to comply with the covenants and conditions and any questions that may arise as to the location of and/or the are encompassed and that would be disclosed by a survey of the easements described and as set forth in that certain Restated Water Agreement dated April 1, 2003, a short form of which was recorded February 22, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-035372.

11.	Easement “A-1” for access and utility purposes, as shown on File Plan No. 1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919 dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830.

12.	Designation of Easement “A-2” for access and utility purposes, as shown on survey map of Ross K. Tanaka, Licensed Professional Land Surveyor Certificate No. 10744, with R. M. Towill Corporation, dated May 14, 2005, revised September 16, 2005, being more particularly described in instrument dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830.

(AFFECTS PARCEL FIRST)

13.	AS TO THE HOLDING AND UTILITY RESERVOIR EASEMENTS DESCRIBED IN HEREIN ONLY:

A.	Any and all covenants, conditions, restrictions and easement recorded prior to and that may affect the Utility and Holding Reservoir Easements dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789.

B.	Terms and provisions, including the failure to comply with any covenants, conditions and restrictions, and any questions that may arise as to the location of and/or the area encompassed and that would be disclosed by a survey of the utility and holding reservoir; easements described herein and set forth by instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789.

14.	Mortgage to secure an indebtedness of the amount stated below and any other amounts payable under the terms thereof, with power of sale and assignment of rents.

Amount	:	$17,500,000.00
Mortgagor	:	BRIDGE AINA LE’A, LLC, a Hawaii limited liability company
Mortgagee	:	FIRST HAWAIIAN BANK, a Hawaii corporation
Dated	:	March 3, 2008
Recorded	:	March 3, 2008 in the Bureau of Conveyances, State of Hawaii, as Document No. 2008-032018

Affects this and other property.

The mortgagee’s interest under said mortgage was assigned to AE INVESTMENTS, LLC, a limited liability company organized under the laws of the Commenwealth of the Northern Mariana Islands, by instrument,

Dated	:	December 30, 2014
Recorded	:	February 10, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-55190194

15.	Financing Statement (UCC-1) as follows:

Debtor	:	BRIDGE AINA LE’A, LLC
Mailing Address	:	2500 Kalakaua Avenue, #2404, Honolulu, HI 96815
Secured Party	:	FIRST HAWAIIAN BANK
Recorded	:	March 3, 2008 in the Bureau of Conveyances, State of Hawaii, as Document No. 2008-032020

NOTE: With reference to Financing Statement (UCC-1) shown above as Document No. 2008-032020, a Financing Statement Change (UCC-2) was recorded January 24, 2013 in the Bureau of Conveyances, State of Hawaii, as Document No. A-47720984 which, among other things, provides continuation.

Affects this and other property.

NOTE: With reference to Financing Statement (UCC-1) shown above as Document No. 2008-032020, a Financing Statement Change (UCC-2) was recorded February 10, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-55190195 which, among other things, provides Assignment to AE INVESTMENTS, LLC.

16.	Mortgage to secure an indebtedness of the amount stated below and any other amounts payable under the terms thereof, with power of sale and assignment of rents.

Amount	:	$18,070,000.00
Mortgagor	:	BRIDGE AINA LE’A, LLC, a Hawaii limited liability company
Mortgagee	:	CAROMBOLA MANAGEMENT, LLC, a CNMI limited liability company
Dated	:	February 9, 2009
Recorded	:	February 17, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-022388

The mortgagee’s interest under said mortgage was assigned to DW AINA LE’A DEVELOPMENT, LLC, a Nevada limited liability company, by instrument,

Dated	:	February 9, 2009
Recorded	:	February 17, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-022390

As to an undivided 6% participation interest.

NOTE: Said Mortgage was purportedly made subordinate to the Mortgage referred to herein as Document No. 2008-032018 by an agreement dated August 28, 2009, executed by FIRST HAWAIIAN BANK and BRIDGE AINA LE’A, LLC and CAROMBOLA MANAGEMENT, LLC and DW AINA LE’A DEVELOPMENT, LLC

Recorded	:	December 15, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-190159

No representation as to relative priority is made with reference thereto.

Old Republic Title and Escrow of Hawaii, Ltd. will require that a properly executed and valid Release of the Mortgage shown herein as exception no. 16 be recorded prior to or concurrently with any documents pertaining to the sale or mortgage of the property described herein unless said Mortgage is intended to be assumed.

(AFFECTS PARCEL SECOND)

17.	Financing Statement (UCC-1) as follows:

Debtor	:	BRIDGE AINA LE’A, LLC
Mailing Address	:	2500 Kalakaua Avenue, #2404, Honolulu, HI 96815
Secured Party	:	CAROMBOLA MANAGEMENT, LLC
Recorded	:	February 17, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-022389

(AFFECTS PARCEL SECOND)

18.	Covenants, Conditions and Restrictions, but omitting any covenants or restrictions if any, based upon race, color, religion, sex, handicap, familial status, or national origin unless and only to the extent that said covenant (a) is exempt under Title 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons, as provided in an instrument.

Entitled	:	DECLARATION OF EASEMENT
Dated	:	June 14, 2011
Recorded	:	June 17, 2011 in the Bureau of Conveyances, State of Hawaii, as Document No. 2011-096199

19.	Action as follows:

Plaintiff	:	DW AINA LE’A DEVELOPMENT, LLC, a Nevada limited liability company, and RELCO CORP., a Nevada corporation
Defendant	:	BRIDGE AINA LE’A, LLC, a Hawaii limited liability company, and DOES 1-10, inclusive
Circuit Court	:	Third Circuit
Case No.	:	15-1-0154K
Commenced	:	April 24, 2015
Purpose	:	Property claim affecting Tax Map Key Nos. 3-6-8-001-038 and 3-6-001-039

As Disclosed by or Notice of Which is

Dated	:	May 1, 2015
Recorded	:	May 20, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-56180866

20.	Any unrecorded and subsisting leases.

21.	Prior to the issuance of any policy of title insurance, the Company will require the following with respect to BRIDGE AINA LE’A, LLC, a Hawaii Limited Liability Company:

1.	A current certified copy of its Articles of Organization (Form LLC-1) from the office of the director of the State of Hawaii Department of Commerce and Consumer Affairs (DCCA director).

2.	A copy of any operating agreement and any amendments thereto, together with a current list of all members of said LLC.

The Company reserves the right to make additional exceptions and/or requirements upon review of the above.

22.	(a) Taxes or assessments that are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the Public Records; (b) proceedings by a public agency that may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the Public Records.

23.	Any facts, rights, interests, or claims that are not shown by the Public Records but that could be ascertained by an inspection of the Land or that may be asserted by persons in possession of the Land.

24.	Easements, liens or encumbrances, or claims thereof, not shown by the Public Records.

25.	Any encroachment, encumbrance, violation, variation, question of location, boundary and/or area, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land and not shown by the Public Records.

26.	(a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b), or (c) are shown by the public records.

27.	Any lien or right to a lien for services, labor or material not shown by the public records.

28.	The requirement that this Company be provided with a suitable Owner’s Declaration (form ORT 174). The Company reserves the right to make additional exceptions and/or requirements upon review of the Owner’s Declaration.

Exhibit B

to Purchase-Money Mortgage, Security Agreement, and Financing Statement

Description of Lot D-1-B-2

LOT D-1-B-2

OF THE VILLAGES OF AINA LEA, PHASE I

All of that certain property being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G.D. Hueu; also being the West portion of Lot D-1-B being a part of a certain subdivision of land found of record as SUB 09-000860, as approved for recordation, Bureau of Conveyances, State of Hawaii, said land situated at Waikoloa, South Kohala, Island, County and State of Hawaii, containing an area of 37.863 acres, more or less, and thus bounded and described as per survey as follows:

Beginning at a Southwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HANAI” being 10,127.46 feet North and 19,543.00 feet West and running by azimuths measured clockwise from true South:

1.	236°	00’	00”	300.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

2.	319°	00’	00”	184.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

3.	285°	00’	00”	95.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

4.	239°	00’	00”	175.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

5.	319°	00’	00”	80.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

6.	299°	00’	00”	1,434.32	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

7.	29°	00’	00”	175.43	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

8.	352°	38’	53”	65.60	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

9.	299°	00’	00”	148.41	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

10.	279°	15’	00”	225.96	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

11.	263°	43’	36”	208.49	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

12.	353°	43’	36”	191.79	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

13.	348°	13’	55”	31.04	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

	Thence along a curve to the left, with a radius of 31.00 feet, the chord azimuth and distance being:

14.	234°	18’	34”	24.47	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

	Thence along a curve to the right (cul-de-sac), with a radius of 48.00 feet, the chord azimuth and distance being:

15.	345°	54’	01.5”	68.08	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

16.	03°	50’	51”	9.84	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

17.	352°	00’	00”	196.12	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

	Thence along a curve to the, right with a radius of 1,260.00 feet, the chord azimuth and distance being:

18.	98°	05’	44”	899.17	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

19.	119°	00’	00”	630.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

	Thence along a curve to the left, with a radius of 840.00 feet, the chord azimuth

	and distance being:

20.	115°	30’	00”	102.56	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

21.	112°	00’	00”	100.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

	Thence along a curve to the right, with a radius of 1,160.00 feet, the chord azimuth and distance being:

22.	129°	00’	00”	678.30	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

23.	146°	00’	00”	605.00	feet along the remainder of R.P. 5671, L.C.
					Aw. 8521-B, Apana 1 to G.D. Hueu and Lot A-1-A to the point of beginning and containing an area of 37.863 acres, more or less, per survey as prepared by Thomas G. Patterson, Licensed Professional Land Surveyor No. 10743 dated June 28, 2012, revised September 18, 2012.

NOTE:	Attention is called to the fact that the area of land per survey prepared by Thomas G. Patterson, Licensed Professional Land Surveyor No. 10743, dated June 29, 2013, revised September 18, 2012 and on Tax Map is 37.863 acres is 0.045 acres less than the area reflected by Tax Assessment Office.

Together with a non-exclusive right of use of Easement A for access and utility purposes, as disclosed by survey map by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated April 21, 2009, as set forth in County Approved Subdivision Number SUB-09-000860.

Together with the utility and holding reservoir easements as follows:

The rights, as set forth in instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789, in the nature of a non-exclusive easement to construct, install, maintain, operate, replace and remove:

(A)	utility transmission lines, pipes and conduits, including but not limited to, water, sewer, power or communication transmission lines or wires, and drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “C” attached thereto;

(B)

a holding reservoir, utility transmission lines, pipes, and conduits, including but not limited to, water, sewer, power or drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “D” attached thereto;

TOGETHER WITH the right of ingress to and egress from the utility lines easement and holding reservoir easement area.

NOTE:

(A)	Easement “A-3” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 619 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(B)	Easement “A-4” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 594 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(C)	Easement “D-1” for access and utility purposes affecting Lot D-1-A in favor of Aina Le’a LLC, 12,504 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

Being a portion of the property described in the following:

A. DEED
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188883
Grantor	:	BRIDGE AINA LE’A, LLC, a Hawaii limited liability company
Grantee	:	AINA LE’A LLC, a Nevada limited liability company

NOTE:

A)	State of Delaware Certification of Conversion from a Limited Liability Company to a Corporation pursuant to Section 265 of the Delaware General Corporation Law filed February 6, 2012, with Secretary of State, Division of Corporation.

B)	Certificate of Incorporation of AINA LE’A, INC, filed February 6, 2012 with Secretary of State, Division of Corporation.

C)	Articles of Conversion (pursuant to NRS 92A.205) filed February 6, 2012 with Secretary of State, Division of Corporation.

B. DEED
Recorded	:	July 26, 2011 in the Bureau of Conveyances, State of Hawaii, as Document No. 2011-116404
Grantee	:	“HRD SERVICES, LTD.”, a British Virgin Island company, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011, as the same shall hereafter be further amended and/or restated from time to time, as to an undivided 46.51140%

C. DEED
Recorded	:	September 23, 2011 in the Bureau of Conveyances, State of Hawaii, as Document No. 2011-154570
Grantee	:	“HRD SERVICES, LTD.”, a British Virgin Island company, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011, as the same shall hereafter be further amended and/or restated from time to time, as to an undivided 10.94522%

D. DEED
Recorded	:	October 1, 2012 in the Bureau of Conveyances, State of Hawaii, as Document No. A-46570212
Grantee	:	“HRD SERVICES, LTD.”, a British Virgin Island company, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated September 23, 2011, as the same shall hereafter be further amended and/or restated from time to time, as to an undivided 22.16812%

E. DEED
Recorded	:	October 1, 2012 in the Bureau of Conveyances, State of Hawaii, as Document No. A-46570213
Grantee	:	“HRD SERVICES, LTD.”, a British Virgin Island company, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated September 23, 2011, as the same shall hereafter be further amended and/or restated from time to time, as to an undivided 16.22114%

F. CORRECTION DEED
Recorded	:	July 2, 2013 in the Bureau of Conveyances, State of Hawaii, as Document No. A-49310397
Grantee	:	“HRD SERVICES, LTD.”, a British Virgin Island company, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011, as the same shall hereafter be further amended and/or restated from time to time, as to an undivided 46.51140%

NOTES:

HRD SERVICES, INC., a British Virgin Island Corporation, hereby resigns as Trustee under that certain unrecorded Aina Le’a Trust Agreement for Aina Le’a Land Trust No. 1, dated July 7, 2011, as amended and restated, as disclosed by Affidavit dated September 16, 2013, recorded October 4, 2013 in the Bureau of Conveyances of the State of Hawaii as Document No. A-50250111.

HRD SERVICES, LTD., a Marshall Islands Corporation, hereby accepts its appointment as Trustee under that certain unrecorded Aina Le’a Trust Agreement for Aina Le’a Land Trust No. 1, as amended and restated, as disclosed by Affidavit dated September 16, 2013, recorded October 4, 2013 in the Bureau of Conveyances of the State of Hawaii as Document No. A-50250111.

HRD SERVICES, LTD., a Marshall Islands corporation, hereby resigns as Trustee under that certain unrecorded Aina Le’a Trust Agreement for Aina Le’a Land Trust No. 1, dated July 7, 2011, as amended and restated, and EMERALD HAWAII SERVICES, INC., a Hawaiian corporation, has been appointed as Successor Trustee under said unrecorded Aina Le’a Trust Agreement for Aina Le’a Land Trust No. 1, dated July 7, 2011, as amended and restated, as set forth by unrecorded Letter dated April 13, 2015 from Capital Asia Group Management Pte Ltd., Holder of the Power of Direction under said Land Trust Agreement.

Exceptions:

1.	Taxes and assessments, general and special, for the fiscal year 2015 - 2016, as follows:

Tax Map Key	:	3-6-8-001-036
1st Installment	:	$40,906.13	Marked Paid
2nd Installment	:	$40,906.13	NOT Marked Paid
Total Value	:	$7,540,300.00
Land Value	:	$3,992,400.00
Imp. Value	:	$3,547,900.00

2.	Title to all minerals, and metallic mines reserved to the State of Hawaii.

3.	(A)	Restriction of Vehicle Access Rights to and from Queen Kaahumanu Highway (Kailua-Kawaihae Road), as shown on File Plan No. 1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919, dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830, to replace entirely the depictions shown on the unamended file plan with those shown and described in exhibits attached to said Document Nos. 2005-253830.

(B)

Conveyance of abutter’s rights of vehicle access, generally with respect to

Queen Kaahumanu Highway (Kailua-Kawaihae Road) to the State of Hawaii by instrument dated July 14, 1972, recorded August 17, 1972 in the Bureau of Conveyances, State of Hawaii, in Book 8516, Page 348.

4.	Terms and provisions as contained in an instrument,

Entitled	:	Agreement
Dated	:	March 15, 1981
Recorded	:	December 30, 1981 in the Bureau of Conveyances, State of Hawaii, in Book 16073, Page 597

Re:	No public water system available

5.	Terms and provisions as contained in an instrument,

Entitled	:	Agreement for Preservation, Protection and Maintenance of Abutting State Property
Dated	:	July 31, 1987
Recorded	:	August 17, 1988 in the Bureau of Conveyances, State of Hawaii, in Book 22255, Page 540

6.	(A)	Findings of Fact, Conclusion of Law, and Decision and Order, Dated July 9, 1991, Filed November 25, 2005, Before the Land Use Commission of the State of Hawaii, Docket No. A87-617, Relating to Said Certificate and Consent, as Amended, recorded December 1, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-245545.

	(B)	Amended and Restated Certificate and Consent dated January 20, 2006, recorded February 2, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-021470.

	(C)	Amendment to Amended and Restated Certificate and Consent dated December 11, 2009, recorded December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188884.

7.	The terms and provisions, as set forth in Deed with Covenants, Conditions and Restrictions dated May 11, 1999, recorded May 17, 1999 in the Bureau of Conveyances, State of Hawaii, as Document No. 99-077488, including but not limited to the following:

(A)	property is conveyed “as is”;

(B)	property was used for training exercises and as an artillery firing range during the period from December 1943 to June 1946.

The covenants, conditions and restrictions in said deed relating to the Ouli well sites were released by instrument dated February 14, 2006, recorded February 17, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-032675.

8.	Any and all maters shown on ALTA/ACSM Land Title Survey of Ross K. Tanaka, Licensed Professional Land Surveyor, Certificate No. 10744, with R. M. Towill Corporation, dated August 25, 2005, reference to which is hereby made for full particulars, as contained in that certain instrument recorded March 3, 2008 in the Bureau of Conveyances, State of Hawaii, as Document No. 2008-032018, including, but not limited to the following:

(A)	flood inundation area;

(B)	unpaved road.

9.	Terms and provisions and any failure to comply with the covenants and conditions and any questions that may arise as to the location of and/or the area encompassed and that would be disclosed by a survey of the easements described and as set forth in that certain Restated Water Agreement dated April 1, 2003, a short form of which is recorded February 22, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-035372.

10.	As to the Holding and Utility Reservoir Easements described in herein only:

(A)	Any and all covenants, conditions, restrictions and easements recorded prior to and that may affect the Utility and Holding Reservoir Easements dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789.

(B)	Terms and provisions, including the failure to comply with any covenants, conditions and restrictions, and any questions that may arise as to the location of and/or the area encompassed and that would be disclosed by a survey of the utility and holding reservoir easements described herein and set forth by instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789.

11.	SHORT FORM OF PURCHASE AND SALE AGREEMENT

Executed By	:	BRIDGE AINA LE’A LLC, a Hawaii limited liability Company, (“Seller”)
RELCO CORP., a Nevada corporation, (“RELCO”)
and Between	:	DW AINA LE’A DEVELOPMENT, LLC (“Buyer”), a Nevada limited liability company, and AINA LE’A, LLC, a Nevada limited liability company, (“Assignee”)

On the terms, covenants and conditions contained therein,

Dated	:	Effective February 9, 2009
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188879

12.	SHORT FORM OF JOINT DEVELOPMENT AGREEMENT

Executed By	:	BRIDGE AINA LE’A LLC, a Hawaii limited liability company
and Between	:	AINA LE’A, LLC, a Nevada limited liability company

On the terms, covenants and conditions contained therein,

Dated	:	Effective February 9, 2009
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188880

13.	NOTICE OF CHANGE OF OWNERSHIP

Dated	:	November 5, 2010
Recorded	:	November 18, 2010 in the Bureau of Conveyances, State of Hawaii, as Document No. 2010-178075

14.	MEMORANDUM OF UNDERSTANDING BETWEEN THE NATIONAL PARK SERVICE, UNITED STATES DEPARTMENT OF THE INTERIOR, STATE OF HAWAII, AND THE COUNTY OF HAWAII FOR THE IMPLEMENTATION, MANAGEMENT, PROTECTION AND PUBLIC USE OF ALA KAHAKAI NATIONAL HISTORIC TRAIL

Recorded	:	March 2, 2010 in the Bureau of Conveyances, State of Hawaii, as Document No. 2010-028079

15.	Terms and provisions as contained in an instrument,

Entitled	:	AFFIDAVIT
Dated	:	July 27, 2012
Recorded	:	August 3, 2012 in the Bureau of Conveyances, State of Hawaii, as Document No. A-45980777

16.	Any all archeological sites, burial treatment plans and botanical preservation and mitigation plans for endangered species, as set forth on surveys and/or reports of the land described and any rights that may be asserted on connection with such and any Federal, State or County laws and regulations regarding preservation of archaeological sites, endangered species and/or retirement of human remains, as set forth in that certain Final Environmental Impact Statement for The Villages of ‘Aina Le’a dated September 2010, approved by the County of Hawaii Planning Department on October 20, 2010.

17.	Mortgage to secure an indebtedness of the amount stated below and any other amounts payable under the terms thereof, with power of sale and assignment of rents.

Amount	:	$12,000,000.00
Mortgagor	:	AINA LE’A, INC., a Delaware corporation, and EMERALD HAWAII SERVICES, INC., as Successor Trustee of the Aina Le’a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011, a Hawaii land trust
Mortgagee	:	ROMSPEN INVESTMENT CORPORATION, a corporation established under the laws of the Province of Ontario, Canada
Dated	:	July 24, 2015
Recorded	:	July 24, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-56830254

18.	Financing Statement (UCC-1) as follows:

Debtor	:	AINA LE’A, INC., a Delaware corporation
Additional Debtor (if any)	:	EMERALD HAWAII SERVICES, INC., a Hawaii corporation, as Successor Trustee of the Aina Le’a Land Trust No. 1
Secured Party	:	ROMSPEN INVESTMENT CORPORATION
Recorded	:	July 24, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-56830255

Security Agreement (All Items)

19.	Financing Statement (UCC-1) as follows:

Debtor	:	AINA LE’A, INC.
Additional Debtor (if any)	:	EMERALD HAWAII SERVICES, INC, as Successor Trustee for Aina Le’a Land Trust No. 1
Secured Party	:	ROMSPEN INVESTMENT CORPORATION
Recorded	:	July 24, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-56830256

Assignment of Sales Contract and Proceeds

20.	Financing Statement (UCC-1) as follows:

Debtor	:	ROBERT WESSELS
Secured Party	:	ROMSPEN INVESTMENT CORPORATION
Recorded	:	July 24, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-56830257

Security Agreement (Guarantor)

21.	Financing Statement (UCC-1) as follows:

Debtor	:	ROBERT WESSELS
Secured Party	:	ROMSPEN INVESTMENT CORPORATION
Recorded	:	July 24, 2015 in the Bureau of Conveyances, State of Hawaii, as Document No. A-56830258

Stock Pledge Agreement (Guarantor)

22.	(a) Taxes or assessments that are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the Public Records; (b) proceedings by a public agency that may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the Public Records.

23.	Any facts, rights, interests, or claims that are not shown by the Public Records but that could be ascertained by an inspection of the Land or that may be asserted by persons in possession of the Land.

24.	Easements, liens or encumbrances, or claims thereof, not shown by the Public Records.

25.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land and not shown by the Public Records.

26.	(a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b), or (c) are shown by the public records.

27.	Any lien or right to a lien for services, labor, equipment or material not shown by the public records.

28.	The requirement that this Company be provided with a suitable Owner’s Declaration (form ORT 174). The Company reserves the right to make additional exceptions and/or requirements upon review of the Owner’s Declaration.

29.	Satisfactory evidence furnished to this Company:

a)	as to the due formation and continued existence of AINA LE’A, INC. as a legal entity under the laws of Delaware; and

b)	documents from its board of directors authorizing this transaction and specifying the officers who shall to execute on behalf of the corporation.

30.	Satisfactory evidence furnished to this Company:

c)	as to the due formation and continued existence of EMERALD HAWAII SERVICES, INC. as a legal entity under the laws of Hawaii; and

d)	documents from its board of directors authorizing this transaction and specifying the officers who shall to execute on behalf of the corporation.

Exhibit C

to Purchase-Money Mortgage, Security Agreement, and Financing Statement

Description of Lot D-1-B-1

OLD REPUBLIC TITLE & ESCROW OF HAWAII
ORDER NO. 6829000903-DD

At the date hereof exceptions to coverage in addition to the Exceptions and Exclusions in said policy form would be as follows:

1.	Taxes and assessments, general and special, for the fiscal year 2015 - 2016, as follows:

Tax Map Key	:	3-6-8-001-069
1st Installment	:	$13,898.85	Marked Paid
2nd Installment	:	$13,898.85	NOT Marked Paid
Total Value	:	$2,562,000.00
Land Value	:	$2,562,000.00

2.	Title to all minerals, and metallic mines reserved to the State of Hawaii.

3.	(A)	Restriction of Vehicle Access Rights to and from Queen Kaahumanu Highway (Kailua-Kawaihae Road), as shown on File Plan No. 1919, as amended by Owner’s Affidavit for the Amendment of File Plan No. 1919, dated January 17, 2006, recorded January 20, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-012590, to which is attached Surveyor’s Affidavit dated December 7, 2005, recorded December 13, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-253830, to replace entirely the depictions shown on the unamended file plan with those shown and described in exhibits attached to said Document Nos. 2005-253830.

	(B)	Conveyance of abutter’s rights of vehicle access, generally with respect to Queen Kaahumanu Highway (Kailua-Kawaihae Road) to the State of Hawaii by instrument dated July 14, 1972, recorded August 17, 1972 in the Bureau of Conveyances, State of Hawaii, in Book 8516, Page 348.

4.	Terms and provisions as contained in an instrument,

Entitled	:	Agreement
Dated	:	March 15, 1981
Recorded	:	December 30, 1981 in the Bureau of Conveyances, State of Hawaii, in Book 16073, Page 597

Re:	No public water system available

ORT 3158-B

Page 3 of 9 Pages

OLD REPUBLIC TITLE & ESCROW OF HAWAII
ORDER NO. 6829000903-DD

5.	Terms and provisions as contained in an instrument,

Entitled	:	Agreement for Preservation, Protection and Maintenance of Abutting State Property
Dated	:	July 31, 1987
Recorded	:	August 17, 1988 in the Bureau of Conveyances, State of Hawaii, in Book 22255, Page 540

6.	(A)	Findings of Fact, Conclusion of Law, and Decision and Order, Dated July 9, 1991, Filed November 25, 2005, Before the Land Use Commission of the State of Hawaii, Docket No. A87-617, Relating to Said Certificate and Consent, as Amended, recorded December 1, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-245545.

	(B)	Amended and Restated Certificate and Consent dated January 20, 2006, recorded February 2, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-021470.

	(C)	Amendment to Amended and Restated Certificate and Consent dated December 11, 2009, recorded December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188884

7.	The terms and provisions, as set forth in Deed with Covenants, Conditions and Restrictions dated May 11, 1999, recorded May 17, 1999 in the Bureau of Conveyances, State of Hawaii, as Document No. 99-077488, including but not limited to the following:

(A)	property is conveyed “as is”;

(B)	property was used for training exercises and as an artillery firing range during the period from December 1943 to June 1946.

The covenants, conditions and restrictions in said deed relating to the Ouli well sites were released by instrument dated February 14, 2006, recorded February 17, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-032675.

ORT 3158-B

Page 4 of 9 Pages

OLD REPUBLIC TITLE & ESCROW OF HAWAII
ORDER NO. 6829000903-DD

8.	Any and all maters shown on ALTA/ACSM Land Title Survey of Ross K. Tanaka, Licensed Professional Land Surveyor, Certificate No. 10744, with R. M. Towill Corporation, dated August 25, 2005, reference to which is hereby made for full particulars, as contained in that certain instrument recorded March 3, 2008 in the Bureau of Conveyances, State of Hawaii, as Document No. 2008-032018, including, but not limited to the following:

(A)	flood inundation area;

(B)	unpaved road.

9.	Terms and provisions and any failure to comply with the covenants and conditions and any questions that may arise as to the location of and/or the area encompassed and that would be disclosed by a survey of the easements described and as set forth in that certain Restated Water Agreement dated April 1, 2003, a short form of which is recorded February 22, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-035372.

10.	As to the Holding and Utility Reservoir Easements described in herein only:

(A)	Any and all covenants, conditions, restrictions and easements recorded prior to and that may affect the Utility and Holding Reservoir Easements dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789.

(B)	Terms and provisions, including the failure to comply with any covenants, conditions and restrictions, and any questions that may arise as to the location of and/or the area encompassed and that would be disclosed by a survey of the utility and holding reservoir easements described herein and set forth by instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789.

11.	SHORT FORM OF PURCHASE AND SALE AGREEMENT

Executed By	:	BRIDGE AINA LE’A LLC, a Hawaii limited liability Company, (“Seller”) RELCO CORP., a Nevada corporation, (“RELCO”)
and Between	:	DW AINA LE’A DEVELOPMENT, LLC (“Buyer”), a Nevada limited liability company, and AINA LE’A, LLC, a Nevada limited liability company, (“Assignee”)

On the terms, covenants and conditions contained therein,

Dated	:	Effective February 9, 2009
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188879

ORT 3158-B

Page 5 of 9 Pages

OLD REPUBLIC TITLE & ESCROW OF HAWAII
ORDER NO. 6829000903-DD

12.	SHORT FORM OF JOINT DEVELOPMENT AGREEMENT

Executed By	:	BRIDGE AINA LE’A LLC, a Hawaii limited liability company
and Between	:	AINA LE’A, LLC, a Nevada limited liability company

On the terms, covenants and conditions contained therein,

Dated	:	Effective February 9, 2009
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188880

13.	NOTICE OF CHANGE OF OWNERSHIP

Dated	:	November 5, 2010
Recorded	:	November 18, 2010 in the Bureau of Conveyances, State of Hawaii, as Document No. 2010-178075

14.	MEMORANDUM OF UNDERSTANDING BETWEEN THE NATIONAL PARK SERVICE, UNITED STATES DEPARTMENT OF THE INTERIOR, STATE OF HAWAII, AND THE COUNTY OF HAWAII FOR THE IMPLEMENTATION, MANAGEMENT, PROTECTION AND PUBLIC USE OF ALA KAHAKAI NATIONAL HISTORIC TRAIL

Recorded	:	March 2, 2010 in the Bureau of Conveyances, State of Hawaii, as Document No. 2010-028079

15.	Terms and provisions as contained in an instrument,

Entitled	:	AFFIDAVIT
Dated	:	July 27, 2012
Recorded	:	August 3, 2012 in the Bureau of Conveyances, State of Hawaii, as Document No. A-45980777

16.	Any all archeological sites, burial treatment plans and botanical preservation and mitigation plans for endangered species, as set forth on surveys and/or reports of the land described and any rights that may be asserted on connection with such and any Federal, State or County laws and regulations regarding preservation of archaeological sites, endangered species and/or retirement of human remains.

ORT 3158-B

Page 6 of 9 Pages

OLD REPUBLIC TITLE & ESCROW OF HAWAII
ORDER NO. 6829000903-DD

17.	Matters relating to the exercise of Native Hawaiian customary and traditional rights and practices, including without limitation those exercised for subsistence, cultural or religious purposes, and access, water gathering rights, as reserved, existing or established under the Constitution, law and usage of the State of Hawaii.

To obtain information on such matters, please contact: your legal counsel on Native Hawaiian rights.

18.	Any acquired interest, by or through any form of conveyances and any liens and encumbrances or matter arising thereform, upon review of said conveyances, and any liens and encumbrances or matter arising therefrom, the company may have additional requirements or exceptions.

19.	(a) Taxes or assessments that are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the Public Records; (b) proceedings by a public agency that may result in taxes or assessments, or notices of such proceedings, whether or not shown by the records of such agency or by the Public Records.

20.	Any facts, rights, interests, or claims that are not shown by the Public Records but that could be ascertained by an inspection of the Land or that may be asserted by persons in possession of the Land.

21.	Easements, liens or encumbrances, or claims thereof, not shown by the Public Records.

22.	Any encroachment, encumbrance, violation, variation, question of location, boundary and/or area, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land and not shown by the Public Records.

23.	(a) Unpatented mining claims; (b) reservations or exceptions in patents or in Acts authorizing the issuance thereof; (c) water rights, claims or title to water, whether or not the matters excepted under (a), (b), or (c) are shown by the public records.

24.	Any lien or right to a lien for services, labor or material not shown by the public records.

ORT 3158-B

Page 7 of 9 Pages

OLD REPUBLIC TITLE & ESCROW OF HAWAII
ORDER NO. 6829000903-DD

25.	The requirement that this Company be provided with a suitable Owner’s Declaration (form ORT 174). The Company reserves the right to make additional exceptions and/or requirements upon review of the Owner’s Declaration.

26.	Satisfactory evidence furnished to this Company:

a)	as to the due formation and continued existence of AINA LE’A, INC. as a legal entity under the laws of Delaware; and

b)	documents from its board of directors authorizing this transaction and specifying the officers who shall to execute on behalf of the corporation.

- - - - - - - - - - - - - - - - - - - - Informational Notes - - - - - - - - - - - - - - - - - - -

A.	We find no open Mortgage of record. Please verify by inquiry of Escrow Personnel and/or Agents whether or not we have overlooked something and advise the Title Department accordingly prior to closing.

B.	Short Term Rate (“STR”) does not apply.

ORT 3158-B

Page 8 of 9 Pages

ORDER NO. : 6829000903-DD

LEGAL DESCRIPTION EXHIBIT

The land referred to in this Report is situated in the State of Hawaii, and described as follows:

LOT D-1-B-1

OF THE VILLAGES OF AINA LEA, PHASE I

All of that certain property being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G.D. Hueu; also being the East portion of Lot D-1-B being a part of a certain subdivision of land found of record as SUB 09-000860, as approved for recordation, Bureau of Conveyances, State of Hawaii, said land situated at Waikoloa, South Kohala, Island, County and State of Hawaii, containing an area of 23.559 acres, more or less, and thus bounded and described as per survey as follows:

Beginning at a Southeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HANAI” being 8,977.64 feet North and 16,487.29 feet West and running by azimuths measured clockwise from true South:

Thence along a curve to the right, with a radius of 1,260.00 feet, the chord azimuth and distance being:

1.	62°	35’	43.5”	635.01	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
2.	172°	00’	00”	196.12	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
3.	183°	50’	51”	9.84	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

Thence along a curve to the left (cul-de-sac) with a radius of 48.00 feet, the chord azimuth and distance being:

4.	164°	54’	01.5”	68.08	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

Thence along a curve to the right with a radius of 31.00 feet, the chord azimuth and distance being:

5.	54°	18’	34”	24.47	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

6.	168°	13’	55”	31.04	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

7.	173°	43’	36”	191.79	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

8.	83°	43’	36”	208.49	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

9.	99°	15’	00”	225.96	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

10.	119°	00’	00”	148.41	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

11.	172°	38’	53”	65.60	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

12.	209°	00’	00”	175.43	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

13.	299°	00’	00”	347.68	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

14.	254°	00’	00”	104.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

15.	216°	00’	00”	99.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

16.	170°	00’	00”	95.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

17.	138°	30’	00”	92.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

18.	245°	30’	00”	271.95	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and

Lot D-1-A;

19.	271°	00’	00”	121.85	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

Thence along a curve to the left with a radius of 330.00 feet, the chord azimuth and distance being:

20.	3°	39’	00”	209.97	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

21.	255°	06’	00”	60.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

22.	305°	30’	00”	94.05	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

23.	280°	00’	00”	85.13	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

24.	240°	30’	00”	97.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

25.	210°	00’	00”	427.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

26.	257°	30’	00”	375.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

27.	253°	00’	00”	381.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

28.	13°	00’	00”	64.14	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

Thence along a curve to the right, with a radius of 960.00 feet, the chord azimuth and distance being:

29.	30°	30’	00”	577.36	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

30.	48°	00’	00”	730.00	feet along the remainder of R. P. 5671, L. C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A to the point of beginning and containing an area of 23.559 acres, more or less, per survey as prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 dated June 28, 2012, revised September 18, 2012.

TOGETHER WITH a non-exclusive right of use of Easement A for access and utility purposes, as disclosed by survey map by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated April 21, 2009, as set forth in County Approved Subdivision Number SUB-09-000860.

TOGETHER WITH the utility and holding reservoir easements as follows:

The rights, as set forth in instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789, in the nature of a non-exclusive easement to construct, install, maintain, operate, replace and remove:

(A)	utility transmission lines, pipes and conduits, including but not limited to, water, sewer, power or communication transmission lines or wires, and drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “C” attached thereto;

(B)	a holding reservoir, utility transmission lines, pipes, and conduits, including but not limited to, water, sewer, power or drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “D” attached thereto;

TOGETHER WITH the right of ingress to and egress from the utility lines easement and holding reservoir easement area.

NOTE:

(A)	Easement “A-3” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 619 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(B)	Easement “A-4” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 594 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(C)	Easement “D-1” for access and utility purposes affecting Lot D-1-A in favor of Aina Le’a LLC, 12,504 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(D)	Easement “D-2” for access and utility purposes affecting Lot D-1-B-2 in favor of Lot D-1-B-1, 1,151 square feet, more or less, as shown on County Approval Subdivision S09-000860, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor Certificate No. 10743, dated May 7, 2012.

Being a portion of the property described in the following:

A. DEED
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188883
Grantor	:	BRIDGE AINA LE’A, LLC, a Hawaii limited liability company
Grantee	:	AINA LE’A LLC, a Nevada limited liability company

NOTE:

A)	State of Delaware Certification of Conversion from a Limited Liability Company to a Corporation pursuant to Section 265 of the Delaware General Corporation Law filed February 6, 2012, with Secretary of State, Division of Corporation.

B)	Certificate of Incorporation of AINA LE’A, INC, filed February 6, 2012 with Secretary of State, Division of Corporation.

C)	Articles of Conversion (pursuant to NRS 92A.205) filed February 6, 2012 with Secretary of State, Division of Corporation.

B. DEED
Recorded	:	December 19, 2013 in the Bureau of Conveyances, State of Hawaii, as Document No. A-51010644
Grantor	:	HRD SERVICES, LTD., a Marshall Islands corporation, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1 (the “Land “Trust)
Grantee	:	AINA LE’A, INC., a Delaware corporation

WARRANTY DEEDS FOR VARIOUS FRACTIONAL INTERESTS FROM AINA LE’A INC., A DELAWARE CORPORATION, AS GRANTOR TO THE FOLLOWING GRANTEES:

PHUA MONG LIAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540152.

SO WING YUEN, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540153.

MOORE CHAPMAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540154.

HSIEH AMY MIKIO, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540155.

SHIH JOYCE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540156.

LAU YUN KWAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540157.

LI MIU HAN, as to an undivided 22/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540158.

LIU SUEI YUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540159.

LUONG THOMAS C.C., as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540160.

LEUNG HOI WAH, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540161.

CHAN SHEK KIU, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540162.

KWAN FUNG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540163.

TING PING HUNG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540164.

TSANG KWOK LAI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540165.

CHUI MING MAN JACKEY, as to an undivided 10/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540166.

LEE YIM TO MONA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540167.

KAM YIU HOI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540168.

LI MAU CHUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540169.

CHAN WAI MUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540170.

TANG CHAM CHUEN KIDSON, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540171.

KAN CHEUK WOON, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540172.

CHAN CHI KEUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540173.

LUK SHAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540174.

YIP WAI KWONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540175.

CHENG TAK HONG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540176.

NGAI CHI MING JAMES, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540177.

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540178.

FUKUZAWA ICHIRO, as to an undivided 10/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540179.

TAM HUNG YUK, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540180.

CHEONG AH YOON, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540181.

CHNG YI KEN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540182.

NG HOE PAR LIONEL, as to an undivided 20/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540183.

THAM HOO KWEE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540184.

NAKAYAMA SUMAKO, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540185.

KATABUCHI YUKIE, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540186.

SUZUKI MASAE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540187.

NAKAYAMA KAORU, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660051.

KAYAMA JUNICHIRO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660052.

LIM LEE HOOM, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660053.

OON BEE EAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660054.

MOHD FAIZAL BIN ISMAIL, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660055.

CHAN WAI LIN, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660056.

LEE KAH ENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660057.

LO YUK YING, as to an undivided 6/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660058.

KWAN KA PUI and CHO MEI KWAN CATHY, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660059.

CHAN CHUI LING and CHAN KIT LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660060.

LI CHUEN HING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660061.

CHOW KHAI MING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660062.

MAK TING YUAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660063.

ONG SAI KOW ONG TAI TEONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660064.

LIM SOON HUAT and LIM SOON OO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660065.

CHENG TZE CHING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660066.

NG MEI LEI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660067.

CHO PO SHUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660068.

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660069.

NG LIM TECK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660070.

KENNETH LIM CHER KIONG, as to an undivided 20/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660071.

CHO YUK KWAN PHYLLIS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660072.

NG NON NGIUK, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660073.

FOO LEE LIAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660074.

SUEN PUI LIN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660075.

CHIANG KAI SOO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660076.

MA WING HAN OPHELIA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660077.

LEUNG YUEN CHING KAREN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660078.

KOK SONG EUE KOK SIANG EWE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660079.

FOO AH SUAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660080.

GRACE SNG SIEW LAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660081.

HARIS FIROZ BIN ABDUL JALIL, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660082.

TEE POH CHEONG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660083.

KE SHULING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660084.

KO KHOEN LIAN and KO SHELLY, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660085.

LEUNG TZE WING and WONG HO KEE, as to an undivided 8/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660086.

TAI LAO KOK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150114.

CHAI WEI KUO ANDREW, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150115.

NG SING HEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150116.

GAURI A/P KRISHNASWAMI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150117.

YONG YU WEN EWEN and PEARLE LIEW PO LI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150118.

LIM LAY HOON and LIM BOON HOE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150119.

TANG LOON CHING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150120.

YONG YU WU EWART, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150121.

IBUKI KEIKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150122.

LO LOVONO LUCY, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150123.

WONG PUI YAN ALANA, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150124.

JESSIE TAN SEOH HONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150125.

CHENG YUEN KONG ALAN, as to an undivided 132,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150128.

SIEW FENG OI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150127.

TAN CHIA LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150128.

ANNEGOH ENG NEO @ ANNE GOH ENG KIM, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150129.

LAU WING WAI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150130.

OXENHAM CLIVE OLIVER, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150131.

CHAN SUET FUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150132.

WONG KAI LAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150133.

MIURA KYOKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150134.

CHUA MEI HUI and ANG SU PIN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150135.

NG LIANG JEAH and LIM BOON HENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150136.

NIIMI MITSUYOSHI and NIIMI KIYOMI, as to an undivided 19/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150137.

CHAN CHI KEUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150138.

FU KA YAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150139.

LEUNG MING CHUN and LEUNG MING SUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150140.

CHAN YUK YI POLLY, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150141.

SEAH YANG HOWE, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150142.

THAM HOO KWEE, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150143.

NG LAI CHING VENUS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150144.

LEE CHOONG HENG FREDERICK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150145.

ANNE GOH ENG NEO @ ANNE GOH ENG KIM, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150146.

LEE CHENG LUAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150147.

LIM SOON OO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150148.

LEE SIEW YIN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150149.

LEE SIEW YIN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150150.

LAU WAI MING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300334.

TAN BAK TEIK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300335.

LEE BENG IM and LEE BENG CHOO, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300336.

YU KIN FUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300337.

CHAN SIM FONG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300338.

HIRAI SHIGERU, as to an undivided 7/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300339.

SONE MASAAKI and SONE FUKUE, as to an undivided 7/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300340.

XUE DAN, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600606.

LO YUK YING, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600607.

KO BETTY, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600608.

IP WING SZE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600609.

TONG YUE SANG and YAU SIU LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600610.

PUN OI WAH, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600611.

MAK KUI HOI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600612.

GOH SOON LENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600613.

WONG CHUN LONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600614.

CHO PO SHUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600615.

SUN LAI FONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600616.

CHAN HUA CHER, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600617.

UKE AIKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600618.

CHOY WEI CHING ANGELINA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600619.

TAIRA HIDEYUKI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600620.

YONG MEN WIN EDWARD, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600621.

FUNG YUNG CHUI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820197.

CHUI PUI HA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820198.

OZAKI YUKA, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820199.

WONG BUT CHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820200.

PHUA HUI JUN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820201.

OBA KEISHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820202.

TSEUNG KWOK HEUNG ROYS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820203.

CHAN QING RONG, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470002.

KUROSAWA SHINICHI, as to an undivided 17/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470003.

LO LOVONO LUCY, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470004.

LUN KA CHU and KUNG EAY WAN, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470005.

YONEYAMA TSUYOSHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470006.

ONDA SAORI, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470007.

KUNO MANABU, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470008.

ISHIZAKI NOBUKO, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470009.

OKUBO YUKARI, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470010.

HIRAI SHIGERU, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470011.

LEUNG TIN SANG, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470012.

DOHARA HIROMI, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470013.

TAKAHASHI HISAKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470014.

KAWAMURA TAKESHI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470015.

NAKAMURA YUKI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 18, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51620255.

EXHIBIT “1”

AINA LE’A, INC., a Delaware corporation, formerly known as Aina Le’a LLC, as to an undivided 2,365/2,800 interest;

PHUA MONG LIAN, as to an undivided 2/2,800 interest;

SO WING YUEN, as to an undivided 4/2,800 interest;

MOORE CHAPMAN, as to an undivided 2/2,800 interest;

HSIEH AMY MIKIO, as to an undivided 3/2,800 interest;

SHIH JOYCE, as to an undivided 1/2,800 interest;

LAU YUN KWAN, as to an undivided 1/2,800 interest;

LI MIU HAN, as to an undivided 22/2,800 interest;

LIU SUEI YUN, as to an undivided 2/2,800 interest;.

LUONG THOMAS C.C., as to an undivided 1/2,800 interest;

LEUNG HOI WAH, as to an undivided 2/2,800 interest;

CHAN SHEK KIU, as to an undivided 3/2,800 interest;

KWAN FUNG, as to an undivided 3/2,800 interest;

TING PING HUNG, as to an undivided 3/2,800 interest;

TSANG KWOK LAI, as to an undivided 1/2,800 interest;

CHUI MING MAN JACKEY, as to an undivided 10/2,800 interest;

LEE YIM TO MONA, as to an undivided 1/2,800 interest;

KAM YIU HOI, as to an undivided 2/2,800 interest;

LI MAU CHUNG, as to an undivided 2/2,800 interest;

CHAN WAI MUN, as to an undivided 2/2,800 interest;

TANG CHAM CHUEN KIDSON, as to an undivided 4/2,800 interest;

KAN CHEUK WOON, as to an undivided 1/2,800 interest;

CHAN CHI KEUNG, as to an undivided 2/2,800 interest;

LUK SHAN, as to an undivided 1/2,800 interest;

YIP WAI KWONG, as to an undivided 1/2,800 interest;

CHENG TAK HONG, as to an undivided 2/2,800 interest;

NGAI CHI MING JAMES, as to an undivided 5/2,800 interest;

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest;

FUKUZAWA ICHIRO, as to an undivided 10/2,800 interest;

TAM HUNG YUK, as to an undivided 3/2,800 interest;

CHEONG AH YOON, as to an undivided 4/2,800 interest;

CHNG YI KEN, as to an undivided 1/2,800 interest;

NG HOE PAR LIONEL, as to an undivided 20/2,800 interest;

THAM HOO KWEE, as to an undivided 1/2,800 interest;

NAKAYAMA SUMAKO, as to an undivided 5/2,800 interest;

KATABUCHI YUKIE, as to an undivided 2/2,800 interest;

SUZUKI MASAE, as to an undivided 1/2,800 interest;

NAKAYAMA KAORU, as to an undivided 1/2,800 interest;

KAYAMA JUNICHIRO, as to an undivided 1/2,800 interest;

LIM LEE HOOM, as to an undivided 1/2,800 interest;

OON BEE EAN, as to an undivided 1/2,800 interest;

MOHD FAIZAL BIN ISMAIL, as to an undivided 1/2,800 interest;

CHAN WAI LIN, as to an undivided 4/2,800 interest;

LEE KAH ENG, as to an undivided 1/2,800 interest;

LO YUK YING, as to an undivided 6/2,800 interest;.

KWAN KA PUI and CHO MEI KWAN CATHY, as to an undivided 1/2,800 interest;

CHAN CHUI LING and CHAN KIT LING, as to an undivided 3/2,800 interest;

LI CHUEN HING, as to an undivided 3/2,800 interest;

CHOW KHAI MING, as to an undivided 1/2,800 interest;

MAK TING YUAN, as to an undivided 1/2,800 interest;

ONG SAI KOW ONG TAI TEONG;

LIM SOON HUAT and LIM SOON OO, as to an undivided 1/2,800 interest;

CHENG TZE CHING, as to an undivided 1/2,800 interest;

NG MEI LEI, as to an undivided 1/2,800 interest;

CHO PO SHUN, as to an undivided 1/2,800 interest;

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest;

NG LIM TECK, as to an undivided 1/2,800 interest;

KENNETH LIM CHER KIONG, as to an undivided 20/2,800 interest;

CHO YUK KWAN PHYLLIS, as to an undivided 1/2,800 interest;

NG NON NGIUK, as to an undivided 2/2,800 interest;

FOO LEE LIAN, as to an undivided 3/2,800 interest;

SUEN PUI LIN, as to an undivided 1/2,800 interest;

CHIANG KAI SOO, as to an undivided 1/2,800 interest;

MA WING HAN OPHELIA, as to an undivided 1/2,800 interest;

LEUNG YUEN CHING KAREN, as to an undivided 1/2,800 interest;

KOK SONG EUE KOK SIANG EWE, as to an undivided 1/2,800 interest;

FOO AH SUAN, as to an undivided 3/2,800 interest;

GRACE SNG SIEW LAN, as to an undivided 3/2,800 interest;

HARIS FIROZ BIN ABDUL JALIL, as to an undivided 3/2,800 interest;

TEE POH CHEONG, as to an undivided 3/2,800 interest;

KE SHULING, as to an undivided 1/2,800 interest;

KO KHOEN LIAN and KO SHELLY, as to an undivided 5/2,800 interest;

LEUNG TZE WING and WONG HO KEE, as to an undivided 8/2,800 interest;

TAI LAO KOK, as to an undivided 1/2,800 interest;

CHAI WEI KUO ANDREW, as to an undivided 1/2,800 interest;

NG SING HEN, as to an undivided 2/2,800 interest;

GAURI A/P KRISHNASWAMI, as to an undivided 1/2,800 interest;

YONG YU WEN EWEN and PEARLE LIEW PO LI, as to an undivided 2/2,800 interest;

LIM LAY HOON and LIM BOON HOE, as to an undivided 1/2,800 interest;

TANG LOON CHING, as to an undivided 1/2,800 interest;

YONG YU WU EWART, as to an undivided 2/2,800 interest;

IBUKI KEIKO, as to an undivided 1/2,800 interest;

LO LOVONO LUCY, as to an undivided 2/2,800 interest;

WONG PUI YAN ALANA, as to an undivided 3/2,800 interest;

JESSIE TAN SEOH HONG, as to an undivided 1/2,800 interest;

CHENG YUEN KONG ALAN, as to an undivided 132,800 interest;

SIEW FENG OI, as to an undivided 2/2,800 interest;

TAN CHIA LING, as to an undivided 3/2,800 interest;

ANNEGOH ENG NEO @ ANNE GOH ENG KIM;

LAU WING WAI, as to an undivided 2/2,800 interest;

OXENHAM CLIVE OLIVER, as to an undivided 5/2,800 interest;

CHAN SUET FUN, as to an undivided 1/2,800 interest;

WONG KAI LAN, as to an undivided 1/2,800 interest;

MIURA KYOKO, as to an undivided 1/2,800 interest;

CHUA MEI HUI and ANG SU PIN, as to an undivided 1/2,800 interest;

NG LIANG JEAH and LIM BOON HENG, as to an undivided 1/2,800 interest;

NIIMI MITSUYOSHI and NIIMI KIYOMI, as to an undivided 19/2,800 interest;

CHAN CHI KEUNG, as to an undivided 2/2,800 interest;

FU KA YAN, as to an undivided 2/2,800 interest;.

LEUNG MING CHUN and LEUNG MING SUN, as to an undivided 2/2,800 interest;

CHAN YUK YI POLLY, as to an undivided 2/2,800 interest;

SEAH YANG HOWE, as to an undivided 2/2,800 interest;

THAM HOO KWEE, as to an undivided 3/2,800 interest;

NG LAI CHING VENUS, as to an undivided 1/2,800 interest;

LEE CHOONG HENG FREDERICK, as to an undivided 1/2,800 interest;

ANNE GOH ENG NEO @ ANNE GOH ENG KIM, as to an undivided 3/2,800 interest;

LEE CHENG LUAN, as to an undivided 3/2,800 interest;

LIM SOON OO, as to an undivided 1/2,800 interest;

LEE SIEW YIN, as to an undivided 2/2,800 interest;

LEE SIEW YIN, as to an undivided 3/2,800 interest;

LAU WAI MING, as to an undivided 3/2,800 interest;

TAN BAK TEIK, as to an undivided 1/2,800 interest;

LEE BENG IM and LEE BENG CHOO, as to an undivided 3/2,800 interest;

YU KIN FUNG, as to an undivided 2/2,800 interest;

CHAN SIM FONG, as to an undivided 2/2,800 interest;

HIRAI SHIGERU, as to an undivided 7/2,800 interest;

SONE MASAAKI and SONE FUKUE, as to an undivided 7/2,800 interest;

XUE DAN, as to an undivided 5/2,800 interest;

LO YUK YING, as to an undivided 5/2,800 interest;

KO BETTY, as to an undivided 1/2,800 interest;

IP WING SZE, as to an undivided 1/2,800 interest;

TONG YUE SANG and YAU SIU LING, as to an undivided 3/2,800 interest;

PUN OI WAH, as to an undivided 1/2,800 interest;

MAK KUI HOI, as to an undivided 1/2,800 interest;

GOH SOON LENG, as to an undivided 1/2,800 interest;

WONG CHUN LONG, as to an undivided 1/2,800 interest;

CHO PO SHUN, as to an undivided 1/2,800 interest;

SUN LAI FONG, as to an undivided 1/2,800 interest;

CHAN HUA CHER, as to an undivided 1/2,800 interest;

UKE AIKO, as to an undivided 1/2,800 interest;

CHOY WEI CHING ANGELINA, as to an undivided 1/2,800 interest;

TAIRA HIDEYUKI, as to an undivided 1/2,800 interest;

YONG MEN WIN EDWARD, as to an undivided 4/2,800 interest;

FUNG YUNG CHUI, as to an undivided 2/2,800 interest;

CHUI PUI HA, as to an undivided 1/2,800 interest;

OZAKI YUKA, as to an undivided 2/2,800 interest;

WONG BUT CHI, as to an undivided 1/2,800 interest;

PHUA HUI JUN, as to an undivided 3/2,800 interest;

OBA KEISHI, as to an undivided 1/2,800 interest;

TSEUNG KWOK HEUNG ROYS, as to an undivided 1/2,800 interest;

CHAN QING RONG, as to an undivided 5/2,800 interest;

KUROSAWA SHINICHI, as to an undivided 17/2,800 interest;

LO LOVONO LUCY, as to an undivided 3/2,800 interest;

LUN KA CHU and KUNG EAY WAN, as to an undivided 5/2,800 interest;

YONEYAMA TSUYOSHI, as to an undivided 1/2,800 interest;

ONDA SAORI, as to an undivided 3/2,800 interest;

KUNO MANABU, as to an undivided 1/2,800 interest;

ISHIZAKI NOBUKO, as to an undivided 4/2,800 interest;

OKUBO YUKARI, as to an undivided 4/2,800 interest;

HIRAI SHIGERU, as to an undivided 5/2,800 interest;

LEUNG TIN SANG, as to an undivided 5/2,800 interest;

DOHARA HIROMI, as to an undivided 3/2,800 interest;

TAKAHASHI HISAKO, as to an undivided 1/2,800 interest;

KAWAMURA TAKESHI, as to an undivided 2/2,800 interest;

NAKAMURA YUKI, as to an undivided 1/2,800 interest;